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                                                                   Exhibit 10.19

                               INDENTURE OF LEASE.

                                ----------------

                             BEAVER COAL CORPORATION

                                       TO

                             THE NEW RIVER COMPANY.

                                ----------------

                             DATED JANUARY 2, 1936.

                                ----------------

            LEASE OF 4337.19 ACRES, MORE OR LESS, IN RALEIGH COUNTY,
                    WEST VIRGINIA, FOR A PERIOD NOT EXCEEDING
                         30 YEARS FROM JANUARY 1, 1936.

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      THIS INDENTURE OF LEASE, Made this Second day of January, A. D. One
Thousand Nine Hundred and Thirty-six (1936), between the BEAVER COAL CORPORATION, a corporation incorporated, organized and existing under and by virtue of the laws of the State of Delaware, and duly authorized according to the laws of the State of West Virginia to hold property and to do business in that State, party of the first part, hereinafter called the Lessor; and THE NEW RIVER COMPANY, a corporation incorporated, organized and existing under and by virtue of the laws of the State of West Virginia, party of the second part, hereinafter called the Lessee:

                                   WITNESSETH:

      THAT in consideration of the terms, conditions and stipulations as hereinafter set forth to be performed and observed by the Lessee, the Lessor does hereby demise, let, and lease to the Lessee, for the purpose of mining coal and making of coke and other products of coal, for and until such time as all the merchantable coal shall have been mined and removed, but not for any period exceeding thirty years from the first day of January, 1936, the tracts or parcels of land containing in the aggregate, by estimation, a gross area of Four Thousand Three Hundred Thirty-seven and Nineteen one-hundredths (4337.19) acres, more or less, (in three separate parcels, designated herein and on the map attached hereto and made part hereof as Tract No. 1, Tract No. 2 and Tract No.
3), owned by the Lessor, subject to the exceptions and reservations hereinafter set forth, situated, lying and being in the County of Raleigh and State of West Virginia, and bounded and described as follows:

      TRACT NO. 1: -- A tract or parcel of land containing by estimation Four Thousand Ninety-five and Thirty-four one-hundredths (4095.34) acres, more or less, and bounded and described as follows:

            BEGINNING at a white oak, the common corner of Tract 52 (Marshall Bailey), of Tract 98 (Dyar, Addison & Co.), of land of The New River Company (R. Tench), and of land of the Cranberry Fuel Company (Tract 98a), as the said Tract 52, Tract 98, land of The New River Company, land of the Cranberry Fuel Company, and all numbered and named Tracts hereinafter mentioned and described (except those Tracts acquired by the Beaver Coal Company and/or its successor the Beaver Coal Corporation since January 19, 1904,) are numbered, named and shown on a general map entitled "Map of Tracts of Land in Raleigh County, West Virginia, conveyed to the Beaver Coal Company by deeds dated January 19, 1904, from Piney Coal Company et al.," attached to and forming part of a certain deed dated January 19, 1904, from the White Stick Coal Company to the Beaver Coal Company, recorded in the Office of the Clerk of the County Court of Raleigh County, West Virginia, in Deed Book No. 29, page 1 etc.; said general map being on page 55 of said Deed Book No. 29: -- thence by land of the Cranberry Fuel Company (Tract 98a) S 61 degrees 48' E 1050.00 feet to a set stone; thence by land of the Cranberry Fuel Company (Tract 98a), and land of M. C. Bibb (Tracts 7a and 59a), S 0 degrees 56' E 5360.75 feet to a hub between a chestnut and chestnut oak stump, the common corner of Tract 59 (W. P. Willis), of land of M. C. Bibb (Tract 59a), and of land formerly owned by
      J. H. McGinnis; thence by land formerly owned by J. H. McGinnis N
      65 degrees 49' W 775.07 feet to a hub and hickory, the common corner of Tract 59 (W. P. Willis), of Tract 97 (Robert T. Thurman), and of land formerly owned by J. H. McGinnis; thence S

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      52 degrees 28' W 2665.58 feet to a chestnut snag, the common corner of
      Tract 97 (Robert T. Thurman), of Tract 65 (W. C. Thurman), and of land formerly owned by J. H. McGinnis; thence S 46 degrees 52' E 1003.00 feet to a chestnut oak stump, the common corner of Tract 65 (W. C. Thurman), of Tract 123 (S. J. Snuffer), and of land formerly owned by J. H. McGinnis; thence N 79 degrees 27' E 1747.04 feet to a stone at Logan Turnpike, the common corner of Tract 123 (S. J. Snuffer), of land formerly owned by J.
      H. McGinnis and of land of J. A. Ewart's Heirs; thence by land of J. A. Ewart's Heirs S 42 degrees 25' E 415.20 feet to a chestnut on the northeast side of Logan Turnpike, the common corner of Tract 123 (S. J. Snuffer), of land of J. A. Ewart's Heirs and of Tract 99 (David Robertson) (the said chestnut marking also a corner of a tract of 8312.10 acres leased by the said Beaver Coal Company to the Raleigh Coal and Coke Company by lease dated the 16th day of October, 1899); thence following the boundary line of the said tract of 8312.10 acres, by Tract 99 (David Robertson), S 70 degrees 08' W 759.64 feet to an iron rail on the south side of Maple Meadow Road (a double chestnut oak called for); thence S 12 degrees 11' W. 2068.72 feet to an iron rail, the common corner of Tract 126 (W. R. Graham), of Tract 99 (David Robertson), and of land formerly owned by W. R. Graham; thence leaving the boundary line of the said tract of 8312.10 acres, by land formerly owned by W. R. Graham, S 52 degrees 22' W 692.95 feet to an iron rail (a double maple called for); thence S 0 degrees 47' W 1100.87 feet to a point in the center line of the Chesapeake and Ohio Railway, the common corner of Tract 126 (W. R. Graham), of Tract 126a (W. R. Graham), of land formerly owned by W. R. Graham and of land of the Mabscott Coal & Coke Company (J. W. McCreery); thence by land of the Mabscott Coal & Coke Company (J. W. McCreery) S 79 degrees 22' W 1570.00 feet to a white oak, the common corner of Tract 126a (W. R. Graham), of Tract 20 (John A. Covey), and of land of the Mabscott Coal & Coke Company (J. W. Bower and J. W. McCreery); thence S 16 degrees 15' W 2136.61 feet to a large chestnut on south side of road, the common corner of Tract 20 (John A. Covey), of Tract 82 (D. S. Cline), and of land of the Mabscott Coal & Coke Company (J. W. Bower); thence S 43 degrees 36' E 844.04 feet to a stake between a white oak and a chestnut, the common corner of Tract 82 (D. S. Cline), of land of the Mabscott Coal & Coke Company (J. W. Bower), and of land of J. A. Ewart's Heirs; thence by land of J. A. Ewart's Heirs S 56 degrees 07' W 1258.64 feet to a stake in a chestnut stump, the common corner of Tract 82 (D. S. Cline), of land of J. A. Ewart's Heirs, and of land of J. Hutchinson; thence by land of J. Hutchinson and of Ward Cook's Heirs N 36 degrees 04' W 1281.63 feet to a large chestnut, a common corner of Tract 82 (D. S. Cline) and of land of Ward Cook's Heirs; thence by land of Ward Cook's Heirs N 32 degrees 54' E
      159.26 feet to a white oak in a hollow; thence N 33 degrees 21' W 657.22 feet to a hub between a large chestnut and a hickory, the common corner of Tract 82 (D. S. Cline), of Tract 101 (Archie Stover), and of land of Ward Cook's Heirs; thence by land of Ward Cook's Heirs and J. Hutchinson S 55 degrees 21' W 1531.41 feet to a red oak, the common corner of Tract 101 (Archie Stover), of Tract 3, (Archie Stover), and of land of J. Hutchinson; thence S 55 degrees 06' W 370.70 feet to a white oak and a chestnut stump, the common corner of Tract 3 (Archie Stover), of Tract 106 (J. Beckley), and of land of J. Hutchinson; thence S 6 degrees 58" W
      426.74 feet to a white pine, the common corner of Tract 106 (J. Beckley), of Tract 25 (Daniel Fitzpatrick), and of land of J. Hutchinson; thence 54 degrees 21' E 1802.77 feet to a hub between two gums, the common corner of Tract 25 (Daniel Fitzpatrick), and of lands of J. Hutchinson and of J. A. Ewart's Heirs; thence by land of J. A. Ewart's Heirs S 37 degrees 14' E
      167.78 feet to a white oak, the common corner of

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      Tract 25 (Daniel Fitzpatrick), of Tract 17 (A.E. Huddleston), and of land of J. A. Ewart's Heirs; thence S 79 degrees 45' E 706.79 feet to a gum; thence S 38 degrees 59' E 1220.44 feet to a hub between two white oaks near a stump, the common corner of Tract 17 (A.E. Huddleston), of Tract 186 (Tolbert Smokeless Coal Company), and of land of J. A. Ewart's Heirs; thence by land of J. A. Ewart's Heirs S 42 degrees 02' E 886.90 feet to a stake; thence N 54 degrees 36' E 566.66 feet to a sourwood, the common corner of Tract 186 (Tolbert Smokeless Coal Company), of Tract 92 (B. F.
      Ruff), and of land of J. A. Ewart's Heirs, said point being also a corner of the said tract of 8312.10 acres; thence following the boundary line of the said tract of 8312.10 acres, by Tract 92 (B. F. Ruff), S 46 degrees 50' E 553.51 feet to a white oak; thence S 33 degrees 30' E 263.90 feet to a sourwood, the common corner of Tract 92 (B. F. Ruff), of Tract 186 (Tolbert Smokeless Coal Company), and of land of Fitzpatrick Heirs (J. D. Bower); thence leaving the boundary line of the said tract of 8312.10 acres and Tract 92 (B. F. Ruff), by land of Fitzpatrick Heirs (J. D. Bower), S 66 degrees 00' W 1442.00 feet to a chestnut, maple and two sourwoods, a common corner of Tract 186 (Tolbert Smokeless Coal Company), and of land of Fitzpatrick Heirs (J. D. Bower), and being a point in the boundary line of Tract 17 (A. E. Huddleston); thence by land of Fitzpatrick Heirs (J. D. Bower) S 10 degrees 44' E 776.55 feet to a double white oak; thence S 53 degrees 58' W 1039.78 feet to a stake between two white oaks; thence S 33 degrees 48' W 396.37 feet to a spruce pine stump, the common corner of land of Fitzpatrick Heirs (J. D. Bower), of Tract 108 (Simeon Mankin), and of Tract 17 (A. E. Huddleston); thence passing through Tract 17 (A. E. Huddleston), N 85 degrees 57 degrees" W 1969.03 feet to a white oak, a common corner of Tract 17 (A.E. Huddleston), and of land of the Crab Orchard Fuel Company (Joshua Griffith); thence by land of the Crab Orchard Fuel Company (Joshua Griffith) N 16 degrees 31' E 795.35 feet to a white oak; thence N 24 degrees 32' W 926.24 feet to a stone, the common corner of Tract 17 (A.E. Huddleston), of Tract 53 (Mary M. Cole), and of land of the Crab Orchard Fuel Company (Joshua Griffith); thence S 55 degrees 30' W 977.48 feet to a stake, the common corner of Tract 53 (Mary M. Cole), and of land of the Crab Orchard Fuel Company (Joshua Griffith and Beaver Coal Company's Tract 53); thence by land of the Crab Orchard Fuel Company (Beaver Coal Company's Tract 53) N 35 degrees 08' W 1401.50 feet to a stake; thence S 55 degrees 30' W 495.00 feet to a stake (white oak gone), the common corner of Tract 145 (John Snuffer), of Tract 53 (Mary M. Cole), of land of the Crab Orchard Fuel Company (Beaver Coal Company's Tract 53), and of land of The Crab Orchard Coal & Land Company (J. P. Sutphin and John Snuffer); thence following the division line between the properties of The Crab Orchard Coal & Land Company and the Beaver Coal Corporation, passing through lands of John Snuffer and J. O. Snuffer, N 22 degrees 53' W 2618.98 feet to a white pine and maple sprout, the common corner of Tract 147 (J. W. Snuffer, S. H. Snuffer and F. H.
      Good), of Tract 79 (J. W. Tolbert), of Tract 146 (J. O. Snuffer), and of lands of J. O. Snuffer and F. H. Good; thence passing through lands of F.
      H. Good, S. H. Snuffer and J. Jones (Tract 75), and by land of The Crab Orchard Coal & Land Company (Lewis Williams), N 22 degrees 49' W 6962.80 feet to a double maple, the common corner of Tract 111 (G. W. Hutchinson), of Tract 69 (Anderson Godby), of Tract 16 (Lewis Williams), and of land of The Crab Orchard Coal & Land Company (I. & J. Howery); thence by land of the Crab Orchard Coal & Land Company (I. and J. Howery) N 31 degrees 36' W 1142.85 feet to a stone and gum, the common corner of Tract 111 (G. W. Hutchinson), of Tract 189a (Owen Davis's Heirs), and of land of The Crab Orchard Coal & Land Company (I. and J. Howery);

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      thence N 31 degrees 27' W 602.61 feet to an iron rail in the southern mineral right of way boundary line of the Piney Creek Branch of the Chesapeake and Ohio Railway Company, said iron rail being 25 feet, measured at right angles, from the center line of said railway as now located; thence leaving the land of The Crab Orchard Coal & Land Company (I. and J. Howery), and following the southern mineral right of way boundary line, parallel to and 25 feet distant from the said center line as now located, the five following courses and distances: (1) N 40 degrees 52' E 1407.28 feet to an iron rail at a P. C.; (2) curving to the south with a radius of 1297.53 feet, through an arc of 352.45 feet, (the chord of the arc bearing N 48 degrees 39' E, and being 351.45 feet in length,) to an iron rail at a P. T.; (3) N 56 degrees 26' E 496.47 feet to an iron rail at a P. C.; (4) curving to the south with a radius of 1297.53 feet, through an arc of 161.50 feet, (the chord of the arc bearing N 60 degrees 00' E, and being 161.45 feet in length,) to an iron rail at a P. T.; (5) N 63 degrees 34' E 1531.45 feet to a P. O. T.; thence leaving the said southern mineral right of way boundary line, and crossing the mineral right of way of said railway, N 26 degrees 26' W 50.00 feet to an iron rail in the northern mineral right of way boundary line of said railway, said iron rail being 25 feet, measured at right angles, from said center line as now located; thence leaving the said mineral right of way, by land of Prince E. Lilly (Perry Davis's Heirs), N 44 degrees 23' E 346.25 feet to an iron rail between two large white oaks, the common corner of Tract 189d (Perry Davis's Heirs), of tract 191a (I. C. Prince), of land of Prince E. Lilly (Perry Davis's Heirs), and of a tract of 231.6 acres in which the coal and other minerals were conveyed by William Prince and wife to The Crab Orchard Coal & Land Company, by deed dated October 25th, 1901, and recorded in the Office of the Clerk of the County Court of Raleigh County, West Virginia, in Deed Book "W", at page 143, said point being also a corner of Tract No. 2 hereinafter described; thence following the boundary line of the said tract of 231.6 acres, N 58 degrees 28' E 584.08 feet to an iron rail in a wild cherry stump on the south bank of Big White Stick Creek, a common corner of Tract 189 (Andrew Davis), of Tract 189e (Andrew Davis), and of Tract 190 (Andrew Davis), being also a common corner of the said tract of 231.6 acres and of said Tract No. 2 hereinafter described; thence continuing with the boundary line of the said tract of 231.6 acres, by said Tract No. 2, down said Big White Stick Creek, following the general direction thereof, N 79 degrees 08' E 158.00 feet to an iron rail on the north bank of said creek; thence S 50 degrees 48' E 180.00 feet to an iron rail on the north bank of said creek; thence S 40 degrees 22' E, at 269.96 feet leaving the boundary line of said Tract No. 2, running 440.00 feet to an iron rail on the south bank of said creek, a corner of Tract No. 3 hereinafter described, and a common corner of Tract 189 (Andrew Davis), of Tract 189f (Andrew Davis) and of Tract 190a (Andrew Davis); thence by said Tract No. 3, S 55 degrees 22' E 480.20 feet to a stake, a common corner of Tract 189 (Andrew Davis), of Tract 189f (Andrew Davis) and of Tract 190a (Andrew Davis), and a point in the boundary line of Tract 89 (James H. Cook); thence leaving said Tract No. 3, and continuing with the said tract of 231.6 acres, N 11 degrees 58' E
      591.65 feet to a white oak stump, the common corner of Tract 89a (Henry Prince), of Tract 90b (Henry Prince) and of Tract 192 (Henry Prince), and being also a corner of said Tract No. 2; thence N 10 degrees 23' E 1028.43 feet to a white oak on the road; thence leaving the boundary line of the said tract of 231.6 acres, by land of The Crab Orchard Coal & Land Company (J. W. Gunther), S 79 degrees 39' E 925.37 feet to a hub in a fence corner; thence N 78 degrees 16' E 230.24 feet to a stone; thence S 87 degrees 18' E 719.17 feet to a stone, the common corner of Tract 91 (Harvey Cook), of Tract 90 (T. E. Combs), and of

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      said land of The Crab Orchard Coal & Land Company (J. W. Gunther); thence
      N 4 degrees 25' E 477.32 feet to a dogwood and maple; thence N 7 degrees 20' W 2074.44 feet to a white oak, the common corner of Tract 91 (Harvey
      Cook), of Tract 203 (Daniel Phipps), and of land of The Crab Orchard Coal & Land Company (J. W. Gunther); thence continuing by land of The Crab Orchard Coal and Land Company, S 79 degrees 57' W 1191.72 feet to a point; thence N 10 degrees 48' E 500.00 feet to a chestnut stump; thence N 88 degrees 26' W 1820.51 feet to an iron rail; thence N 34 degrees 04' E 1856.52 feet to a stake, the common corner of Tract 48 (G. W. Humphries), of Tract 203 (Daniel Phipps), and of land of The Crab Orchard Coal & Land Company; thence N 34 degrees 04' E 163.12 feet to a white oak stump by the road, the common corner of Tract 48 (G. W. Humphries), of Tract 204 (Joe
      L. Smith), and of the said land of The Crab Orchard Coal & Land Company; thence N 34 degrees 45' W 3211.38 feet to a chestnut and hickory by an old road; thence N 66 degrees 34' E 720.42 feet to a gum and chestnut oak below the road, the common corner of Tract 26 (Andrew Williams), of Tract 204 (Joe L. Smith), and of land of The Crab Orchard Coal & Land Company (W. Prince); thence by land of The Crab Orchard Coal & Land Company (W. Prince) N 59 degrees 13' E 2023.44 feet to a stake, a corner on line of Tract 26 (Andrew Williams), and the common corner of Tract 205 (The Crab Orchard Coal & Land Company), and of land of The Crab Orchard Coal & Land Company (W. Prince); thence by land of The Crab Orchard Coal & Land Company (W. Prince), N 8 degrees 36' 46" W 1147.68 feet to a stake, the common corner of Tract 32 (Granger), of Tract 205 (The Crab Orchard Coal & Land Company), and of land of The Crab Orchard Coal & Land Company (W. Prince and Tract 32); thence by land of The Crab Orchard Coal & Land Company (Tract 32) N 8 degrees 36' 46" W 1976.79 feet to a stake, the common corner of Tract 32 (Granger), of land of The Crab Orchard Coal & Land Company (Tract 32), and of land of The New River Company (Andrew Biggs); thence by land of The New River Company (Andrew Biggs), S 65 degrees 21' E 2190.15 feet to an iron rail, the common corner of Tract 32 (Granger) and of land of J. M. Bailey's Heirs; thence by land of J. M. Bailey's Heirs S 8 degrees 49' E 1331.18 feet to an iron rail, the common corner of Tract 117 (Otis A. Tench), of Tract 32 (Granger), and of land of
      J. M. Bailey's Heirs; thence N 42 degrees 05' E 106.86 feet to an iron rail; thence S 75 degrees 25' E 380.80 feet to a stone, the common corner of Tract 117 (Otis A. Tench), and of lands of J. M. Bailey's Heirs and The New River Company; thence by land of The New River Company S 16 degrees 55' W 465.16 feet to a maple; thence S 85 degrees 17' E 330.00 feet to a poplar; thence N 67 degrees 18' E 307.68 feet to a chestnut; thence S 30 degrees 06' E 1322.07 feet to two white oaks, the common corner of Tract 133 (M. C. Bibb), of Tract 117 (Otis A. Tench), and of lands of The New River Company and the Cranberry Fuel Company; thence by land of the Cranberry Fuel Company S 26 degrees 11' W 1442.45 feet to a point, the common corner of Tract 50 (William H. Smith), of Tract 133 (M. C. Bibb), and of land of the Cranberry Fuel Company; thence S 35 degrees 37' E
      234.91 feet to a point, the common corner of Tract 72 (John Bailey), of Tract 50 (William H. Smith), and of land of the Cranberry Fuel Company; thence S 53 degrees 05' E 1857.33 feet to a black pine and chestnut; thence S 47 degrees 06' W 82.80 feet to a maple stump; thence S 18 degrees 11' E 114.03 feet to a point; thence S 10 degrees 15' E 841.94 feet to a white oak; thence S 24 degrees 40' E 295.76 feet to a dogwood and white oak; thence S 71 degrees 26' E 862.63 feet to a point, the common corner of Tract 52 (Marshall Bailey), of Tract 72 (John Bailey), and of land of the Cranberry Fuel Company; thence N 24 degrees 46' E 380.78 feet to a stone; thence N 34 degrees 37' E 1044.18 feet to a white oak, the common corner of Tract 52 (Marshall Bailey), and of lands of the Cranberry

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      Fuel Company and The New River Company (R. Tench); thence by land of The
      New River Company (R. Tench) S 61 degrees 48' E 870.03 feet to the point of beginning; CONTAINING by estimation 4095.34 acres, more or less.

      EXCEPTING AND RESERVING, NEVERTHELESS, from and out of the tract or parcel of land above described and designated as Tract No. 1, and from and out of the operation of this indenture of lease,

      FIRST. -- The School Lot excepted and reserved, as Exception "First," from the supplemental indenture of lease from the said Beaver Coal Company to the Beckley Coal & Coke Company, dated January 2, 1924, and recorded in the Office of the Clerk of the County Court of Raleigh County, West Virginia, in Lease Record No. 3, page 387, which is more particularly bounded and described as follows:

            BEGINNING at a point in the division line between Tract 117 (Otis A. Tench) and Tract 26 (Andrew Williams), said point being N 0 degrees 30' E from the large white oak marking the common corner of Tract 117 (Otis A. Tench), of Tract 151 (Dennis Poff) and of Tract 26 (Andrew Williams), and distant therefrom 99 feet; thence by Tract 26 (Andrew Williams) N 5 degrees 00' W 264.00 feet to a white oak, a common corner of Tract 26 (Andrew Williams) and of Tract 32 (Granger); thence by Tract 32 (Granger) N 89 degrees 30' E 264.00 feet to a black oak, a common corner of Tract 32 (Granger) and of Tract 117 (Otis A. Tench); thence by Tract 117 (Otis A. Tench) S 42 degrees 00' W 358.9 feet to the point of beginning; CONTAINING
      0.76 of an acre, more or less.

      SECOND. -- The Alfred Beckley Tract excepted and reserved as Exception "Second," from the said supplemental indenture of lease dated January 2, 1924, which is more particularly bounded and described as follows:

            BEGINNING at a point in the center of the bridge over Big White Stick Creek on Maple Meadow Road, the common corner of Tract 124 (E. E. White), of Tract 130 (E. E. White), of Tract 13 (C. C. Snuffer), and of Tract 131 (E. E. White); thence by Tract 131 (E. E. White) and Tract 119 (Gordon Lester), in the center of and following the various courses and meanderings of Big White Stick Creek and a small branch thereof, to a black pine stump, the common corner of Tract 119 (Gordon Lester), of Tract 63 (W. N. Davis), and of Tract 124 (E. E. White); thence by Tract 124 (E.
      E. White) S 39 degrees 08' E 621.00 feet to the point of beginning; CONTAINING 0.75 of an acre, more or less.

      THIRD. -- The surface of that certain lot, piece or parcel of land situated in the said County of Raleigh and State of West Virginia, containing by estimation one-half (1/2) of an acre, more or less, which was excepted and reserved, as Exception "Third," from the said supplemental indenture of lease dated January 2, 1924, and which is more particularly bounded and described as follows:

            BEGINNING at a small white oak about eight (8) inches in diameter on the East side of the County Road leading from the turnpike at Mt. Tabor to the Surveyor Road at Cleveland School House; thence with said roadside S 15 degrees 00' W 264.00 feet to a stone; thence S 75 degrees 00' E 82.50 feet to a stone; thence N 15 degrees 00' E 264.00 feet to a stone;

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      thence 75 degrees 00' W 82.50 feet to the point of beginning; CONTAINING by estimation one-half (1/2) of an acre, more or less.

      BEING the same lot, piece or parcel of surface land which was conveyed by the White Stick Coal Company, predecessor in title of the Lessor herein, to Oliver Godbey, James P. Clay and Milton Curtis, Trustees of the Church of Christ of Roxie, Raleigh County, West Virginia, by deed dated September 1, 1900, and recorded in the Office of the Clerk of the County Court of Raleigh County, West Virginia, in Deed Book "S," page 500.

      FOURTH. -- Those two certain strips, pieces or parcels of railroad right of way situated in the said County of Raleigh and State of West Virginia, containing by estimation One and Sixty-nine one-hundredths (1.69) acres, more or less, and three (3) acres, more or less, respectively, hereinafter designated as Parcel I and Parcel II, which were excepted and reserved, as Exception "Fourth," from the said supplemental indenture of lease dated January 2, 1924, and which are more particularly bounded and described as follows:

            PARCEL I. -- A strip sixty-six (66) feet wide, lying thirty-three
      (33) feet on each side of the center line of the extension of the Piney Creek Branch of the Chesapeake and Ohio Railway, said center line entering the land of the White Stick Coal Company (now of the Beaver Coal Corporation) at Station 188+62, a point on the dividing line between the lands of the Raleigh Coal and Coke Company and of the said White Stick Coal Company (now of the said Beaver Coal Corporation); thence by a tangent N 56 degrees 07' W 448.00 feet to Station 193+10; thence by a 4 degrees curve to the right 580.00 feet to Station 198+90; thence by a tangent N 32 degrees 55' W 90.00 feet to Station 199+80, a point on the County Road; CONTAINING by estimation One and Sixty-nine one-hundredths (1.69) acres, more or less.

            PARCEL II. -- A strip sixty-six (66) feet wide, lying thirty-three
      (33) feet on each side of the center line of the extension of the said Piney Creek Branch of the said Chesapeake and Ohio Railway, said center line entering the land of the said White Stick Coal Company (now of the said Beaver Coal Corporation) at Station 205+98, at a point in the dividing line between the lands of Gordon Lester and of the said White Stick Coal Company (now of the said Beaver Coal Corporation); thence by a tangent N 32 degrees 55' W 352.00 feet to Station 209+50; thence by a 5 degrees curve to the left 700.00 feet to Station 216+50; thence by a tangent N 67 degrees 55' W 770.00 feet to Station 224+20; thence by a 3 degrees curve to the right 150.00 feet to Station 225+70, a point on the County Road; CONTAINING by estimation three (3) acres, more or less.

      TOGETHER WITH so much land on each side of the center line aforesaid in addition to the two strips of land containing respectively, by estimation, One and Sixty-nine one-hundredths (1.69) acres, more or less, and three (3) acres, more or less, hereinbefore described, as may be necessary at cuts and embankments for the construction and operation of the extension of the said Piney Creek Branch of the said Chesapeake and Ohio Railway, with single or double track or sidings, said tracks to be located on the land above described.

      BEING Parcels I and II of the eight (8) strips, pieces or parcels of railroad right of way, which were conveyed by the said White Stick Coal Company, predecessor in title of the Lessor herein, to the Chesapeake and Ohio Railway Company, by deed dated March 30, 1903, and recorded in the Office of the Clerk of the County Court of said Raleigh County, in Deed Book "Z," page 342.

      FIFTH. -- That certain strip, piece or parcel of railroad right of way situated on Big White Stick Creek, in the said County of Raleigh and State of West Virginia, containing by estimation Four and Four one-hundredths (4.04) acres, more or less, which was excepted and reserved, as Exception "Fifth," from the said supplemental indenture of lease dated January 2, 1924, and which is more particularly bounded and described as follows:

            A strip sixty-six (66) feet wide, lying thirty-three (33) feet on each side of the center line of the extension of the Piney Creek Branch of the Chesapeake and Ohio Railway, said center line entering the lands of the Raleigh Coal and Coke Company at Station 161+95, a point in the division line between lands of J. W. Bowers and T. K. Scott and lands of the Raleigh Coal and Coke Company; thence by an 8 degrees curve to the right, 160.00 feet to Station 163+55; thence by a 2 degrees curve to the right, 740.00 feet to Station 170+95; thence by a tangent N 16 degrees 25' W 335.00 feet to Station 174+30; thence by a 4 degrees curve to the left,
      980.00 feet to Station 184+10; thence by a tangent N 56 degrees 07' W
      452.00 feet to Station 188+62, a point on the division line between the lands of the Raleigh Coal and Coke Company and of the White Stick Coal Company; CONTAINING four and four one-hundredths (4.04) acres, more or less.

      TOGETHER WITH such land on each side of the center line aforesaid, in addition to the Four and Four one-hundredths (4.04) acres, more or less, above described, as may be necessary at cuts and embankments for the construction and operation of the extension of the said Chesapeake and Ohio Piney Creek Branch, with single or double track and sidings, the said tracks to be located on the land above described.

      BEING Parcel 2 of the two (2) parcels of railroad right of way which were conveyed by the said Raleigh Coal and Coke Company, predecessor in title of the Lessor herein, to the said Chesapeake and Ohio Railway Company, by deed dated September 1, 1903, and recorded in the Office of the Clerk of the County Court of said Raleigh County, in Deed Book No. 27, page 453, and being the same strip, piece or parcel of railroad right of way which was excepted and reserved from the deeds from W. R. Graham to the said Beaver Coal Company, predecessor in title of the Lessor herein, dated respectively December 1, 1903, and January 22, 1904, and recorded in the Office of the Clerk of the County Court of said Raleigh County, in Deed Book No. 28, page 79, and Deed Book No. 28, page 207, respectively.

      SIXTH. -- That certain tract or parcel of surface land, situated in the said County of Raleigh and State of West Virginia, containing by estimation Seventy-four and Sixty-eight one-hundredths (74.68) acres, more or less, and more particularly bounded and described as follows:

            BEGINNING at a stake, the common corner of Tract 7 (Jackson Smith), of Tract 59 (W. P. Willis) and of land of M. C. Bibb (Tract 7a and Tract
      59a), as the said Tract 7, Tract 59, land of M. C. Bibb, and all numbered and named Tracts hereinafter mentioned and described (except those Tracts acquired by the Beaver Coal Company and/or its successor the Beaver Coal Corporation since January 19, 1904,) are numbered, named and shown on a general map entitled "Map of Tracts of Land in Raleigh County, West Virginia, conveyed to the Beaver Coal Company by deeds dated January 19, 1904, from Piney Coal Company et al.", attached to and forming part of a certain deed dated January 19, 1904, from Piney Coal Company et al.," attached to an forming part of a certain deed dated January 19, 1904, from the White Stick Coal Company to the Beaver Coal Company, recorded in the Office of the Clerk of the County Court of Raleigh County, West Virginia, in Deed Book No. 29, page 1 etc.; said general map being on page 55 of said Deed Book No. 29: -- the said beginning point being also a point in the boundary line of Tract No. 1 hereinbefore described and hereby leased; thence by Tract 59 (W. P. Willis) S 68 degrees 46' W 440.84 feet to a point in the middle of the Logan Turnpike, a common corner of Tract 7 (Jackson Smith) and of Tract 59 (W. P. Willis); thence following the middle of the said Logan Turnpike, by Tract 59 (W. P. Willis), Tract 115 (L. A. Willis), Tract 114 (A. S. Evans) and Tract 114a (J. Evans), the eighteen following courses and distances, to wit: (1) N 31 degrees 46' W
      164.99 feet; (2) N 51 degrees 54' W 104.82 feet; (3) N 77 degrees 12' W
      153.44 feet; (4) N 86 degrees 48' W 118.67 feet; (5) S 86 degrees 10' W
      388.08 feet; (6) S 84 degrees 16' W 132.72 feet; (7) S 80 degrees 33' W
      329.29 feet; (8) S 81 degrees 45' W 143.68 feet; (9) N 89 degrees 45' W
      81.11 feet; (10) N 74 degrees 30' W 100.14 feet; (11) N 62 degrees 56' W
      231.37 feet; (12) N 62 degrees 25' W 259.97 feet; (13) N 60 degrees 18' W
      137.83 feet; (14) N 67 degrees 40' W 126.64 feet; (15) N 76 degrees 21' W
      711.87 feet; (16) N 68 degrees 57' W 127.87 feet; (17) N 54 degrees 11' W
      159.04 feet; and (18) N 48 degrees 24' W 463.78 feet; thence leaving the middle of said Logan Turnpike, by Tract 114a (J. Evans) and Tract 91 (Harvey Cook), N 32 degrees 43' W 92.89 feet to a stake on the east side of said Logan Turnpike, the common corner of Tract 76 (Marshall Bailey), of Tract 91 (Harvey Cook), and of Tract 98 (Dyar, Addison & Co.); thence following the boundary line between Tract 76 (Marshall Bailey) and Tract 98 (Dyar, Addison & Co.), N 57 degrees 41' E 809.33 feet to a stake; thence leaving the boundary line between Tract 76 (Marshall Bailey) and Tract 98 (Dyar, Addison & Co.), and passing through Tract 98 (Dyar, Addison & Co.), S 66 degrees 53' E 2020.93 feet to a stake in or near the boundary line between Tract 98 (Dyar, Addison & Co.) and Tract 7 (Jackson Smith); thence passing through Tract 7 (Jackson Smith) N 73 degrees 43' E 1523.58 feet to a stake in the boundary line between Tract 7 (Jackson Smith) and land of M. C. Bibb (Tract 7a), which is also the boundary line of said Tract No. 1 hereinbefore described; thence following the boundary line between Tract 7 (Jackson Smith) and land of M. C. Bibb (Tract 7a), which is also the boundary line of said Tract No. 1, S 0 degrees 56' E 1098.85 feet to the point of beginning; CONTAINING by estimation 74.68 acres, more or less, and being composed of parts of Beaver Coal Corporation's Tracts 7 (Jackson Smith) and 98 (Dyar, Addison & Co.).

      BEING the same tract or parcel of surface land conveyed by the said Beaver Coal Company, predecessor in title of the Lessor herein, to the South Beckley Land Company, by deed dated June 4, 1925, and recorded in the Office of the Clerk of the County Court of said Raleigh County, in Deed Book No. 89, page 485.

      SEVENTH. -- That certain lot, piece or parcel of surface land situated in the said County of Raleigh and State of West Virginia, containing by estimation One (1) acre, more or less, which was excepted and reserved, as Exception "Seventh," from the said supplemental indenture of lease dated January 2, 1924, and which is more particularly bounded and described as follows:

            BEGINNING at a stake which bears S 63 degrees 22' W 995.14 feet from a double maple, a common corner of land of Thomas H. Wickham (J. W. Bower) and of Tract 126 (G. W. Carper), as the said land of Thomas H. Wickham and Tract 126 are numbered, named and shown on a general map entitled "Map of Tracts of Land in Raleigh County, West Virginia, conveyed to the Beaver Coal Company by deeds dated January 19, 1904, from Piney Coal Company et al.," attached to and forming part of a certain deed dated January 19, 1904, from the White Stick Coal Company to the Beaver Coal Company, recorded in the Office of the Clerk of the County Court of Raleigh County, West Virginia, in Deed Book No. 29, page 1 etc.; said general map being on page 55 of said Deed Book No. 29: -- thence N 85 degrees 00' W 263.93 feet to a stake; thence S 5 degrees 00' W 165.04 feet to a stake; thence S 85 degrees 00' E 263.93 feet to a stake; thence N 5 degrees 00' E 165.04 feet to the point of beginning; CONTAINING by estimation one (1.00) acre, more or less, and being a portion of Tract 126 (G. W. Carper).

      BEING the same lot, piece or parcel of surface land which was conveyed and released by the said Beaver Coal Company to the Board of Education of the District of Town in the County of Raleigh, West Virginia, by the following deeds:

      (1) Deed, dated October 24, 1916, and recorded in the Office of the Clerk of the County Court of said Raleigh County, in Deed Book No. 69, page 214; and

      (2) Quitclaim deed, dated March 12, 1918, and recorded in the Office of the Clerk of the County Court of said Raleigh County, in Deed Book No. 63, page 443.

      EIGHTH. -- Those three (3) certain strips, pieces or parcels of railroad right of way, situated in the said County of Raleigh and State of West Virginia, which were excepted and reserved, as Exception "Eighth," from said supplemental indenture of lease dated January 2, 1924, and which are more particularly bounded and described as follows:

            (1) MAIN SIDING. -- A strip twenty-five feet in width, centering on the following line: Beginning at Station 880+75 of the center line of the Main Track of the Piney Creek Branch of the Chesapeake and Ohio Railway, being the eastern switch point of the Main Siding to Beckley Mine; thence with the center line of said Main Siding, in a northwesterly direction, passing under the coal tipple at Beckley Mine, 3534.00 feet to Station 914+62.5 of the center line of said Piney Creek Branch and the Western switch point of said Main Siding to Beckley Mine.

            (2) SIDING NO. 1. -- A Strip twenty-five feet in width, centering on the following line: Beginning at a point on the center line of the Main Siding to Beckley Mine, 230 feet east of the center line of the Coal Tipple at Beckley Mine and the eastern switch point of Siding No. 1; thence with the center line of Siding No. 1, in a northwesterly direction,
      494.00 feet to the western switch point of said Siding No. 1, being a point on the Main Siding to Beckley Mine, approximately 250 feet west of the center line of the Coal Tipple at Beckley Mine.

            (3) SIDING NO. 2. -- A strip twenty-five feet in width, centering on the following line: Beginning at a point on the center line of the Main Track of the Piney Creek Branch of the Chesapeake and Ohio Railway, 285 feet west of Mile Post 17 of said Branch, being the point of switch of Siding No. 2; thence with the center line of said Siding No. 2, in a southeasterly direction, 328.00 feet to the end of track.

      ALSO all ballast, ties, rails and fastenings and appurtenances, together with such additional rights of way, if any, for slopes of cuts and fills, drainage ditches, etc., as may be necessary for the operation and maintenance of the above-described tracks.

      BEING the same three (3) strips, pieces or parcels of railroad right of way which were conveyed and released by the said Beaver Coal Company and the said Beckley Coal & Coke Company to the said Chesapeake and Ohio Railway Company, by deed dated October 1, 1917, and recorded in the Office of the Clerk of the County Court of said Raleigh County, in Deed Book No. 62, page 200.

      NINTH. -- That certain lot, piece or parcel of surface land situated in the said County of Raleigh and State of West Virginia, containing by estimation One and Two tenths (1.2) acres, more or less, which was excepted and reserved, as Exception "Ninth," from the said supplemental indenture of lease dated January 2, 1924, and which is more particularly bounded and described as follows:

            BEGINNING at a small white oak stump, which is S 18 degrees 07' W 1065.77 feet from a chestnut oak and chestnut stump, a common corner of Tract 16 (Lewis Williams), of Tract 67 (Oliver Godby) and of Tract 69 (Anderson Godby), as the said Tract 16, Tract 67 and Tract 69 are numbered, named and shown on a general map entitled "Map of Tracts of Land in Raleigh County, West Virginia, conveyed to the Beaver Coal Company by deeds dated January 19, 1904, from Piney Coal Company et al.," attached to and forming part of a certain deed dated January 19, 1904, from the White Stick Coal Company to the Beaver Coal Company, recorded in the Office of the Clerk of the County Court of Raleigh County, West Virginia, in Deed Book No. 29, page 1 etc.; said general map being on page 55 of said Deed Book No. 29: -- the said beginning point marking the northwest corner of a one-half (1/2) acre lot conveyed by the White Stick Coal Company to the Trustees of the Church of Christ by deed dated the 1st day of September, 1900 (Exception "Third" above described); thence N 15 degrees 00' E 50.00 feet to a stake; thence S 75 degrees 00' E 200.00 feet to a stake; thence S 15 degrees 00' W 390.00 feet to a stake; thence N 63 degrees 42' W
      203.97 feet to a stake; thence N 15 degrees 00' E 36.00 feet to a stone, the southwest corner of the said one-half (1/2) acre lot S 75 degrees 00' E 82.50 feet to a stone; thence N 15 degrees 00' E 264.00 feet to a stone; thence N 75 degrees 00' W 82.50 feet to the point of beginning; CONTAINING by estimation 1.2 acres, more or less, and being a portion of Tract 16 (Lewis Williams).

      BEING the same lot, piece or parcel of surface land which was conveyed and released by the said Beaver Coal Company and the said Beckley Coal & Coke Company to the said Oliver Godby, James P. Clay and Milton Curtis, Trustees of the Church of Christ of Roxie, Raleigh County, West Virginia, by deed dated March 1, 1919, and recorded in the Office of the Clerk of the County Court of said Raleigh County, in Deed Book No. 68, page 252.

      TENTH. -- That certain lot, piece or parcel of surface land situated in the District of Town, in the said County of Raleigh and State of West Virginia, containing by estimation Eight tenths (0.8) of an acre, more or less, which was excepted and reserved, as Exception "Tenth," from the said supplemental indenture of lease dated January 2, 1924, and which is more particularly bounded and described as follows:

            BEGINNING at a double maple, a common corner of Tract 126 (W. R. Graham) and land formerly owned by Thomas H. Wickham, as the said Tract 126 and land formerly owned by Thomas H. Wickham are numbered, named and shown on a general map entitled "Map of Tracts of Land in Raleigh County, West Virginia, conveyed to the Beaver Coal Company by deeds dated January 19, 1904, from Piney Coal Company et al," attached to and forming part of a certain deed dated January 19, 1904, from the White Stick Coal Company to the Beaver Coal Company, recorded in the Office of the Clerk of the County Court of Raleigh County, West Virginia, in Deed Book No. 29, page 1 etc.; said general map being on page 55 of said Deed Book No. 29: -- thence passing into Tract 126 (W. R. Graham), S 49 degrees 31' W 84.12 feet to a stake; thence N 34 degrees 55' W 206.80 feet to a stake; thence N 60 degrees 35' E 195.28 feet to a stake; thence S 27 degrees 50' E
      177.07 feet to a stake in the division line between Tract 126 (W. R. Graham) and said land formerly owned by Thomas H. Wickham; thence following said division line S 52 degrees 22' W 88.90 feet to the point of beginning; CONTAINING by estimation 0.8 of an acre, more or less, and being a part of Tract 126 (W. R. Graham).

      BEING the same lot, piece or parcel of surface land which was conveyed and released by the said Beaver Coal Company and the said Beckley Coal & Coke Company to Eugene Mankin, Andrew Bailey and N. S. Allen, Trustees of the Methodist Episcopal Church of Mabscott, Raleigh County, West Virginia, by deed dated June 1, 1920, and recorded in the Office of the Clerk of the County Court of said Raleigh County, in Deed Book No. 73, page 170.

      ELEVENTH. -- The surface only of that certain tract or parcel of land situated in the said County of Raleigh and State of West Virginia, containing by estimation Forty-two and Fifty-five one-hundredths (42.55) acres, more or less, which was excepted and reserved, as Exception "Eleventh," from the said supplemental indenture of lease dated January 2, 1924, and which is more particularly bounded and described as follows:

            BEGINNING at a stone, a common corner of Tract 17 (A. E. Huddleston), of Tract 53 (Mary M. Cole), and of land of the Crab Orchard Fuel Company (Joshua Griffith), as the said Tract 17, Tract 53, land of the Crab Orchard Fuel Company, and all numbered and named Tracts hereinafter mentioned and described (except those Tracts acquired by the Beaver Coal Company and/or its successor the Beaver Coal Corporation since January 19, 1904,) are numbered, named and shown on a general map entitled "Map of Tracts of Land in Raleigh County, West Virginia, conveyed to the Beaver Coal Company by deeds dated January 19, 1904, from Piney Coal Company et al.," attached to and forming part of a certain deed dated January 19, 1904, from the White Stick Coal Company to the Beaver Coal Company, recorded in the Office of the Clerk of the County Court of Raleigh County, West Virginia, in Deed Book No. 29, page 1 etc.; said general map being on page 55 of said Deed Book No. 29: -- the said beginning corner being also a common corner of Tract No. 1 hereinbefore described and hereby leased, and of the tract of 174.47 acres of the Sewell seam of coal hereinafter described and designated as Exception "Thirteenth;" -- thence following the boundary line of the said tract of
      174.47 acres, passing through said Tract No. 1 and Tract 17 (A. E. Huddleston), N 55 degrees 30' E

      20.00 feet to a stake on the outcrop of the Sewell seam of coal; thence leaving the boundary line of the said tract of 174.47 acres and continuing through said Tract No. 1 and Tract 17 (A. E. Huddleston), N 55 degrees 30' E 620.89 feet to a stake; thence S 34 degrees 44' E 1067.44 feet to a stake; thence S 24 degrees 47' E 1179.59 feet to a hickory; thence S 20 degrees 15' W 129.06 feet to a stake in the boundary line of said Tract No. 1; thence following the boundary line of said Tract No. 1, N 85 degrees 57' W 1431.24 feet to a white oak, a common corner of Tract 17 (A.
      E. Huddleston) and of land of the Crab Orchard Fuel Company (Joshua Griffith); thence continuing with the boundary line of said Tract No. 1, by land of the Crab Orchard Fuel Company (Joshua Griffith), N 16 degrees 31' E 795.35 feet to a white oak; thence N 24 degrees 32' W 926.24 feet to the point of beginning; CONTAINING by estimation 42.55 acres, more or less, and being part of Beaver Coal Corporation's Tract 17.

      BEING the same tract or parcel of surface land which was conveyed and released by the said Beaver Coal Company and the said Beckley Coal & Coke Company to the said Lillybrook Land Company, by deed of conveyance and exchange dated January 2, 1924, and recorded in the Office of the Clerk of the County Court of said Raleigh County, in Deed Book No. 87, page 380, as Parcel No. 2 of the lands conveyed to the said Lillybrook Land Company by the said deed.

      TWELFTH. -- That certain tract or parcel of mineral right of way of the Chesapeake and Ohio Railway Company, situated in the said County of Raleigh and State of West Virginia, containing by estimation One and Forty-nine one-hundredths (1.49) acres, more or less, which was excepted and reserved, as Exception "Twelfth," from the said supplemental indenture of lease dated January 2, 1924, and which is more particularly bounded and described as follows:

            BEGINNING at an iron rail in the southern mineral right of way boundary line of the Piney Creek Branch of the Chesapeake and Ohio Railway Company, said point being 25 feet, measured at right angles, from the center line of said railway as now located, said point being also a corner of Tract No. 1 hereinbefore described and hereby leased; thence following the boundary line of said Tract No. 1, crossing the said mineral right of way, N 26 degrees 26' W 50.00 feet to an iron rail in the northern mineral right of way boundary line of said railway, said point being 25 feet, measured at right angles, from the said center line as now located; thence leaving the boundary line of and passing through said Tract No. 1, following the said northern mineral right of way boundary line, parallel to and 25 feet, distant from the said center line as now located, N 63 degrees 34' E 124.00 feet, more or less, to a P. C.; thence curving to the south with a radius of 1935.08 feet, through an arc of 1151.18 feet, more or less, (the chord of the arc bearing N 80 degrees 51' E, and being 1136.29 feet, more or less, in length,) to a point in the boundary line of said Tract No. 1; thence leaving the said northern mineral right of way boundary line and following the boundary line of said Tract No. 1, crossing the said mineral right of way, S 40 degrees 22 E 75.00 feet, more or less, to a point in the said southern right of way boundary line, said point being 25 feet, measured radially, from the said center line as now located; thence leaving the said boundary line of and passing through said Tract No. 1, following the said southern mineral right of way boundary line, parallel to and 25 feet distant from the said center line, curving to the south with a radius of 1885.08 feet, through an arc of 1180.74 feet, more or less, (the chord of the arc bearing S 81 degrees 40' W, and being 1160.39 feet, more or less, in length,) to a P. T.; thence S 63 degrees 34' W 124.00 feet, more or less, to the point of beginning; CONTAINING by estimation 1.49 acres, more or less.

      BEING part of those two certain tracts or parcels of mineral right of way which were conveyed to the said Chesapeake and Ohio Railway Company by the following two deeds, to wit: (1) From Andrew Davis and wife to the said Chesapeake and Ohio Railway Company, dated the 5th day of August, 1903, and recorded as aforesaid in Deed Book No. 27, page 151; and (2) from Perry Davis and wife to the said Chesapeake and Ohio Railway Company, dated the 25th day of August, 1903, and recorded as aforesaid in Deed Book No. 27, page 194.

      THIRTEENTH. -- The Sewell vein or seam of coal in that certain tract or parcel of land situated in the said County of Raleigh and State of West Virginia, containing by estimation One Hundred Seventy-four and Forty-seven one-hundredths (174.47) acres, more or less, and more particularly bounded and described as follows:

            BEGINNING at a stone, a common corner of Tract 17 (A. E. Huddleston), of Tract 53 (Mary M. Cole), and of land of the Crab Orchard Fuel Company (Joshua Griffith), as the said Tract 17, Tract 53, land of the Crab Orchard Fuel Company, and all numbered and named Tracts hereinafter mentioned and described (except those Tracts acquired by the Beaver Coal Company and/or its successor the Beaver Coal Corporation since January 19, 1904,) are numbered, named and shown on a general map entitled "Map of Tracts of Land in Raleigh County, West Virginia, conveyed to the Beaver Coal Company by deeds dated January 19, 1904, from Piney Coal Company et al.," attached to and forming part of a certain deed dated January 19, 1904, from the White Stick Coal Company to the Beaver Coal Company, recorded in the Office of the Clerk of the County Court of Raleigh County, West Virginia, in Deed Book No. 29, page 1 etc.; said general map being on page 55 of said Deed Book No. 29: -- the said beginning corner being also a common corner of Tract No. 1 hereinbefore described and hereby leased, and of Exception "Eleventh" hereinbefore described; thence following the boundary line of said Tract No. 1, by land of the Crab Orchard Fuel Company (Joshua Griffith), S 55 degrees 30' W
      977.48 feet to a stake, the southeast corner of a tract of 22.04 acres in which the coal and other minerals were conveyed by the Beaver Coal Company and the Beckley Coal & Coke Company to the Tolbert Smokeless Coal Company, by deed of conveyance and exchange dated April 22, 1920; thence continuing with the boundary line of said Tract No. 1, by the said tract of 22.04 acres, N 35 degrees 08' W 1401.50 feet to a stake; thence S 55 degrees 30' W 495.00 feet to a stake (white oak called for but gone), a common corner of Tract 53 (Mary M. Cole), of Tract 145 (John Snuffer), of land of The Crab Orchard Coal & Land Company (John Snuffer and J. P. Sutphin), and of the said tract of 22.04 acres; thence by land of The Crab Orchard Coal & Land Company (John Snuffer and J. O. Snuffer) N 22 degrees 53' W 2618.98 feet to a white pine and maple sprout, the common corner of Tract 147 (J.
      W. Snuffer, S. H. Snuffer and F. H. Good), of Tract 79 (J. W. Tolbert), of Tract 146 (J. O. Snuffer), and of land of The Crab Orchard Coal & Land Company (J. O. Snuffer and F. H. Good); thence by land of The Crab Orchard Coal & Land Company (F. H. Good and S. H. Snuffer), N 22 degrees 49' W 1640.00 feet to a set stone; thence leaving the said land of The Crab Orchard Coal & Land Company (F. H. Good and S. H. Snuffer), and the boundary line of said Tract No. 1, and passing into said Tract No. 1 and Tract 147 (J. W. Snuffer, S. H. Snuffer and F. H. Good), N 50 degrees 49' E 750.00 feet to a stake; thence passing out of Tract 147 (J. W. Snuffer, S. H. Snuffer and F. H. Good), through Tract 106 (John Beckley) and Tract 25 (Daniel Fitzpatrick), and into Tract 79 (J. W. Tolbert), S 39 degrees 08' E 3527.69 feet to a stake on the outcrop of the Sewell seam of coal; thence following the outcrop of the said Sewell seam of coal, passing through Tract 79 (J.
      W. Tolbert), S 35 degrees 51' E 137.12 feet to a point; thence S 82 degrees 51' E 386.42 feet to a point; thence S 49 degrees 47' E 144.05 feet to a point; thence passing out of Tract 79 (J. W. Tolbert) and into Tract 53 (Mary M. Cole), S 67 degrees 38' E 189.24 feet to a point; thence passing out of Tract 53 (Mary M. Cole) and into Tract 17 (A. E. Huddleston), S 20 degrees 54' E 470.99 feet to a point; thence S 4 degrees 30' E 280.86 feet to a point; thence S 27 degrees 46' W 107.36 feet to a point; thence S 72 degrees 04' W 178.68 feet to a point; thence passing out of Tract 17 (A. E. Huddleston) and into Tract 53 (Mary M. Cole), N 67 degrees 45' W 237.70 feet to a point; thence N 52 degrees 52' W 294.77 feet to a point; thence S 25 degrees 48' E 597.57 feet to a point; thence S 1 degrees 27' W 198.66 feet to a point; thence S 45 degrees 32' W 77.07 feet to a point; thence S 74 degrees 40' W 181.46 feet to a point; thence S 80 degrees 41' E 123.63 feet to a point; thence N 75 degrees 01' E
      189.44 feet to a point; thence passing out of Tract 53 (Mary M. Cole) and into Tract 17 (A. E. Huddleston), S 81 degrees 29' E 229.53 feet to a point; thence S 50 degrees 12' E 101.52 feet to a point; thence S 7 degrees 00' W 129.64 feet to a stake, a corner of said Exception "Eleventh;" thence leaving the outcrop of the said Sewell seam of coal and following the boundary line of said Exception "Eleventh," S 55 degrees 30' W 20.00 feet to the point of beginning; CONTAINING by estimation 174.47 acres, more or less, and being composed of parts of Beaver Coal Corporation's Tracts 17, 25, 53, 79, 106, 145, 146 and 147.

      BEING the same tract or parcel of land in which the Sewell vein or seam of coal only, with certain rights and privileges, was conveyed and released by the said Beaver Coal Company and the said Beckley Coal & Coke Company to the said Lillybrook Land Company, by the above-recited deed of conveyance and exchange dated January 2, 1924, and recorded in the Office of the Clerk of the County Court of said Raleigh County, in Deed Book No. 87, page 380, as Parcel No. 1 of the lands conveyed to the said Lillybrook Land Company by the said deed; and in which the said Sewell vein or seam of coal was excepted and reserved, as Exception "Thirteenth," from Tract No. 1 of the lands described in the above-recited supplemental indenture of lease from the said Beaver Coal Company to the said Beckley Coal & Coke Company, dated January 2, 1924, and recorded in the Office of the Clerk of the County Court of Raleigh County, West Virginia, in Lease Record No. 3, page 387.

      AND EXCEPTING AND RESERVING, MOREOVER, the rights and privileges granted to the said Lillybrook Land Company in respect of the said Sewell vein or seam of coal in the tract or parcel of land last above described, by the said deed of conveyance and exchange dated January 2, 1924, to which deed and the record thereof reference is hereby made for a full and specific statement of the said rights and privileges hereby excepted and reserved.

      The exceptions and reservations above described and numbered respectively Third, Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh and Twelfth, however, are subject to the continued ownership and enjoyment by the Lessee, its successors and assigns, of its leasehold estate in so much of the coal underlying the said lots, pieces or parcels of surface land, and the said strips, pieces or parcels of right of way, so excepted and reserved, as, and in the rights and privileges appurtenant thereto which were excepted and reserved in and by the said deeds or other instruments of title by which the said lots, pieces or parcels of surface land and the said strips, pieces or parcels of railroad right of way were conveyed to the respective grantees mentioned above; which said leasehold estate in the said coal and in the said rights and privileges is hereby expressly confirmed and assured unto the Lessee.

      AND EXCEPTING AND RESERVING ALSO, from and out of the tract or parcel of land above described and designated as Tract No. 1, and from and out of the operation of this indenture of lease, the rights granted by the said Beaver Coal Company to the grantees therein named by the following instruments, to wit:

      (1) Contract, between the said Beaver Coal Company and the Chesapeake & Potomac Telephone Company of West Virginia, dated February 26, 1914, and recorded in the Office of the Clerk of the County Court of Raleigh County, West Virginia, in Deed Book No. 52, page 231, granting the right to construct, operate and maintain telephone and telegraph lines over the lands of the said Beaver Coal Company.

      (2) Contract, between the said Beckley Coal & Coke Company, the Beckley Electric Light & Power Company and the said Beaver Coal Company, dated May 14, 1924, and recorded in the Office of the Clerk of the County Court of Raleigh County, West Virginia, in Deed Book No. 86, page 81, granting the right to use water from the mine of the said Beckley Coal & Coke Company.

      (3) Deed, from the said Beaver Coal Company to the Appalachian Electric Power Company, dated May 3, 1927, and recorded in the Office of the Clerk of the County Court of Raleigh County, West Virginia, in Deed Book No. 96, page 4, conveying easements of right of way over various parcels of the lands of the said Beaver Coal Company.

      (4) Deed, from the said Beaver Coal Company to the Amere Gas Utilities Company, dated November 13, 1931, and recorded in the Office of the Clerk of the County Court of Raleigh County, West Virginia, in Deed Book No. 113, page 51, conveying easements of right of way over lands of the said Beaver Coal Company, -- Parcel No. 3 of the said easements lying entirely within Tract No. 1 above described.

      This indenture of lease is also made subject to the rights of William Griffith (otherwise known as William E. Griffiths), under that certain sublease from the said Beckley Coal & Coke Company (the said Beaver Coal Company joining) to the said William Griffith (otherwise known as William E. Griffiths), dated June 10, 1927, but not recorded, subletting a parcel of 39.86 acres of the Sewell Seam of coal, being part of Tract No. 1 above described.

      TRACT NO. 2: -- The surface only of that certain tract or parcel of land situated in the said County of Raleigh and State of West Virginia, on the waters of Big White Stick Creek, containing by estimation Two Hundred Forty and Eighty-eight one-hundredths (240.88) acres, more or less, and more particularly bounded and described as follows:

            BEGINNING at an iron rail between two white oaks, the common corner of Tract 191a (I. C. Prince), of Tract 189d (Perry Davis's Heirs), and of land of Prince E. Lilly (Perry Davis's Heirs), as the said Tract 191a, Tract 189d, land of Prince E. Lilly, and all numbered and named Tracts hereinafter mentioned and described (except those Tracts acquired by the Beaver Coal Company and/or its successor the Beaver Coal Corporation since January 19, 1904,) are numbered, named and shown on a general map entitled "Map of Tracts of Land in Raleigh County, West Virginia, conveyed to the Beaver Coal

      Company by deeds dated January 19, 1904, from Piney Coal Company et al.," attached to and forming part of a certain deed dated January 19, 1904, from the White Stick Coal Company to the Beaver Coal Company, recorded in the Office of the Clerk of the County Court of Raleigh County, West Virginia, in Deed Book No. 29, page 1 etc.; said general map being on page 55 of said Deed Book No. 29: -- the said beginning point being also a common corner of the said tract of 231.6 acres in which the coal and other minerals were conveyed by the said William Prince and wife to the said The Crab Orchard Coal & Land Company, by the said deed dated the 25th day of October, 1901, and recorded in the Office of the Clerk of the County Court of Raleigh County, West Virginia, in Deed Book "W," at page 143, and of Tract No. 1 hereinbefore described; thence following the boundary line of the said tract of 231.6 acres, by land of Prince E. Lilly (Perry Davis's Heirs), N 79 degrees 31' W 1205.49 feet to a service tree; thence N 87 degrees 17' W 822.08 feet to a white oak (dead), the common corner of Tract 19la (I.C. Prince), of land of Prince E. Lilly (Perry Davis's Heirs), and of land of Prince E. Lilly (Ida M. Davis's Heirs); thence by land of Prince E. Lilly (Ida M. Davis's Heirs) N 28 degrees 31' E 97.68 feet to a white oak stump and black oak, the common corner of Tract 191 (I. C. Prince), of Tract 191a (I. C. Prince), and of land of Prince E. Lilly (Ida M. Davis's Heirs), said point being also a common corner of the said tract of 231.6 acres and of a tract of 122.5 acres in which the coal and other minerals were conveyed by I. C. Prince to the said The Crab Orchard Coal & Land Company, by deed dated the 20th day of June, 1901, and recorded in the Office of the Clerk of the County Court of Raleigh County, West Virginia, in Deed Book "U," at page 254; thence leaving the boundary line of the said tract of 231.6 acres and following the boundary line of the said tract of 122.5 acres, by land of Prince E. Lilly (Ida M. Davis's Heirs) and land of The Crab Orchard Coal & Land Company (I. C. Prince), N 34 degrees 11' W 1934.03 feet to a chestnut stump and gum; thence leaving the boundary line of and passing through the said tract of 122.5 acres, N 64 degrees 23' E 1031.08 feet to a set stone; thence N 71 degrees 47' E 1114.17 feet to a set stone in the boundary line between the said tract of
      122.5 acres and a tract of 126.6 acres of surface which was conveyed by the said I. C. Prince to the said The Crab Orchard Coal & Land Company, by the said deed dated the 20th day of November, 1902, and recorded in the Office of the Clerk of the County Court of Raleigh County, West Virginia, in Deed Book "Y," at page 366; thence following the boundary line between the said tract of 122.5 acres and the said tract of 126.6 acres, S 43 degrees 20' E 638.52 feet to a stake on the west bank of Big White Stick Creek, the common corner of the said tract of 122.5 acres, of the said tract of 126.6 acres, of the said tract of 231.6 acres, of said Tract 191 (I. C. Prince), and of said Tract 191a (I. C. Prince); thence leaving the boundary line of the said tract of 122.5 acres and continuing with the boundary line of the said tract of 126.6 acres, passing through the said tract of 231.6 acres, S 43 degrees 27' E 505.55 feet to a stake on the east bank of Big White Stick Creek, a common corner of the said tract of
      126.6 acres, of Tract 191a (I. C. Prince), and of Tract 191b (I. C. Prince); thence leaving the boundary line of and passing through the said tract of 126.6 acres, S 89 degrees 10' E 359.51 feet to a stake, a common corner of the said tract of 126.6 acres, of Tract 191b (I. C. Prince), and of Tract 192 (Henry Prince); thence following the boundary line of the said tract of 126.6 acres, N 60 degrees 52' E 787.41 feet to a stake; thence N 19 degrees 40' W 655.19 feet to two white oaks; thence N 20 degrees 05' E 1058.62 feet to a dogwood snag, a common corner of the said tract of 126.6 acres and of Tract 192 (Henry Prince), and a point in the boundary line between said Tract No. 1 and the said tract of 231.6 acres; thence leaving the boundary line of the said tract of 126.6 acres, and following the boundary line between the said tract of
      231.6 acres and said Tract No. 1, S 88 degrees 26' E 464.94 feet to a stake near a large chestnut; thence leaving the boundary line between the said tract of 231.6 acres and said Tract No. 1, and passing through the said tract of 231.6 acres, by land of Henry Prince, S 15 degrees 15' E
      757.44 feet to a stake in a field; thence N 89 degrees 45' E 299.43 feet to a stake on the edge of the County road, a point in the boundary line of the said tract of 231.6 acres; thence leaving the said land of Henry Prince, and following the said County road, passing through the said tract of 231.6 acres, S 0 degrees 05' E 533.92 feet to a stake on the edge of the said County road, a corner of a school house lot, and a point in the boundary line of the said tract of 231.6 acres; thence leaving the said County road and following the boundary line of the said school house lot, passing through the said tract of 231.6 acres, N 81 degrees 57' W 124.10 feet to a stake; thence S 9 degrees 52' W 230.18 feet to a stake; thence S 78 degrees 05' E 114.86 feet to a stake on the edge of the said County road, a point in the boundary line of the said tract of 231.6 acres; thence leaving the said school house lot and following the boundary line of the said tract of 231.6 acres, and the said County road, S 27 degrees 23' W 732.35 feet to a stake; thence S 7 degrees 57' E 233.73 feet to a stake; thence S 45 degrees 05' E 258.26 feet to a stake; thence leaving the boundary line of and passing through the said tract of 231.6 acres, S 27 degrees 53' E 145.25 feet to a point in the boundary line between the said tract of 231.6 acres and said Tract No. 1 hereinbefore described, a common corner of Tract 192 (Henry Prince) and of Tract 90b (Henry Prince); thence following the boundary line between the said tract of 231.6 acres and said Tract No. 1, by Tract 90b (Henry Prince), S 10 degrees 23' W 1019.04 feet to a stake, the common corner of Tract 192 (Henry Prince), of Tract 89a (Henry Prince) and of Tract 90b (Henry Prince); thence by Tract 89a (Henry Prince) S 11 degrees 58' W 318.31 feet to a point; thence leaving the boundary line between the said tract of 231.6 acres and said Tract No. 1, and said Tract 89a (Henry Prince), and passing through the said tract of 231.6 acres, N 67 degrees 07' W 10.20 feet to a fence post on the edge of the said County road and in the northern surface right of way boundary line of the Piney Creek branch of the Chesapeake and Ohio Railway Company, a common corner of Tract 192 (Henry Prince) and of Tract 194 (Carper Foundry-Machine Company); thence following the said northern surface right of way boundary line, parallel to and 50 feet distant from the center line of said railway as now located, curving to the south with a radius of 2796.07 feet, through an arc of 420.33 feet, (the chord of the arc bearing N 74 degrees 51' W, and being 420.06 feet in length,) to a point, a common corner of Tract 194 (Carper Foundry-Machine Company) and of Tract 193 (Eliza Ellen Windsor); thence curving to the south with a radius of 2796.07 feet, through an arc of 33.17 feet, (the chord of the arc bearing N 78 degrees 04' W, and being 33.16 feet in length,) to a point; thence curving to the south with a radius of 1960.08 feet, through an arc of 27.28 feet, (the chord of the arc bearing N 80 degrees 11' W, and being 27.22 feet in length,) to a point, a common corner of Tract 193 (Eliza Ellen Windsor) and of Tract 190 (Andrew Davis); thence curving to the south with a radius of 1960.08 feet, through an arc of 89.43 feet, (the chord of the arc bearing N 82 degrees 01' W, and being 89.29 feet in length,) to a point on the south side of Big White Stick Creek, a point in the boundary line between the said tract of 231.6 acres and said Tract No. 1, and a common corner of Tract 190 (Andrew Davis) and of Tract 189e (Andrew Davis); thence leaving the northern surface right of way boundary line of said railway, and following the boundary line between the said tract of 231.6 acres and said Tract

      No. 1, up Big White Stick Creek, following the general direction thereof, N 40 degrees 22' W 269.96 feet to an iron rail on the north bank of said creek; thence N 50 degrees 48' W 180.00 feet to an iron rail on the north bank of said creek; thence S 79 degrees 08' W 158.00 feet to an iron rail in a wild cherry stump on the south bank of said creek; thence leaving said creek, S 58 degrees 28' W 372.60 feet to a stake on the edge of the said County road; thence leaving the boundary line between the said tract of 231.6 acres and said Tract No. 1, and passing into the said tract of
      231.6 acres, N 41 degrees 04' W 50.80 feet to a stake, a common corner of Tract 190 (Andrew Davis) and of Tract 191a (I. C. Prince); thence S 44 degrees 23' W 209.59 feet to the point of beginning; CONTAINING by estimation 240.88 acres, more or less.

      EXCEPTING AND RESERVING, NEVERTHELESS, from and out of the tract or parcel of surface land last above described, and designated as Tract No. 2, and from and out of the operation of this indenture of lease,

      FOURTEENTH. -- That certain lot, piece or parcel of surface land situated in the said County of Raleigh and State of West Virginia, containing by estimation One (1.00) acre, more or less, and more particularly bounded and described as follows:

            BEGINNING at a stake on the west edge of the County road leading from Mount Tabor to Cabell, a common corner of Tract 192 (Henry Prince) and of land of Henry Prince, as the said Tract 192, land of Henry Prince, and all numbered and named Tracts hereinafter mentioned and described (except those Tracts acquired by the Beaver Coal Company and/or its successor the Beaver Coal Corporation since January 19, 1904,) are numbered, named and shown on a general map entitled "Map of Tracts of Land in Raleigh County, West Virginia, conveyed to the Beaver Coal Company by deeds dated January 19, 1904, from Piney Coal Company et al.," attached to and forming part of a certain deed dated January 19, 1904, from the White Stick Coal Company to the Beaver Coal Company, recorded in the Office of the Clerk of the County Court of Raleigh County, West Virginia, in Deed Book No. 29, page 1 etc.; said general map being on page 55 of said Deed Book No. 29: -- the said beginning corner being also a corner of Tract No. 2 hereinbefore described and hereby leased; thence following the boundary line of Tract 192 (Henry Prince), which is also the boundary line of said Tract No. 2, along the western edge of the said County road, S 0 degrees 05' E 145.48 feet to a stake; thence leaving the common boundary line of Tract 192 (Henry Prince) and said Tract No. 2, and the western edge of the said County road, and passing through Tract 192 (Henry Prince) and said Tract No. 2, S 89 degrees 45' W 299.43 feet to a stake; thence N 0 degrees 05' W 145.48 feet to a stake in a field, a common corner of Tract 192 (Henry Prince) and of land of Henry Prince, and being also a corner of said Tract No. 2; thence following the boundary line between Tract 192 (Henry Prince) and the said land of Henry Prince, which is also the boundary line of said Tract No. 2, N 89 degrees 45' E 299.43 feet to the point of beginning; CONTAINING by estimation 1.00 acre, more or less, and being part of Beaver Coal Corporation's Tract 192 (Henry Prince).

      BEING the same lot, piece or parcel of surface land which was conveyed and released by the said Beaver Coal Company and the said Beckley Coal & Coke Company to Clarkson Phipps, Harvey Cook and Chester Stanley, Trustees for Mount Tabor Baptist Church, by deed dated

April 17, 1929, and recorded in the Office of the Clerk of the County Court of said Raleigh County, in Deed Book No. 104, page 296.

      FIFTEENTH. -- That certain lot, piece or parcel of surface land situated in the said County of Raleigh and State of West Virginia, containing by estimation Twenty-six one-hundredths (0.26) of an acre, more or less, and more particularly bounded and described as follows:

            BEGINNING at a stake, a common corner of Tract 192 (Henry Prince) and of the present school lot at Mt. Tabor, as the said Tract 192, the present school lot at Mt. Tabor, and all numbered and named Tracts hereinafter mentioned and described (except those Tracts acquired by the Beaver Coal Company and/or its successor the Beaver Coal Corporation since January 19, 1904,) are numbered, named and shown on a general map entitled "Map of Tracts of Land in Raleigh County, West Virginia, conveyed to the Beaver Coal Company by deeds dated January 19, 1904, from Piney Coal Company et al.," attached to and forming part of a certain deed dated January 19, 1904, from the White Stick Coal Company to the Beaver Coal Company, recorded in the Office of the Clerk of the County Court of Raleigh County, West Virginia, in Deed Book No. 29, page 1 etc.; said general map being on page 55 of said Deed Book No. 29: -- the said beginning point being also a corner of Tract No. 2 hereinbefore described and hereby leased; thence passing through said Tract 192 (Henry Prince) and said Tract No. 2, N 78 degrees 05' W 50.00 feet to a point; thence N 9 degrees 52' E 226.81 feet to a point; thence S 81 degrees 57' E 50.00 feet to a stake, a common corner of Tract 192 (Henry Prince) and of the said present school lot at Mt. Tabor, and being also a corner of said Tract No. 2; thence following the boundary line between Tract 192 (Henry Prince) and the said present school lot at Mt. Tabor, which is also the boundary line of said Tract No. 2, S 9 degrees 52' W 230.18 feet to the point of beginning; CONTAINING by estimation 0.26 of an acre, more or less, and being part of Beaver Coal Corporation's Tract 192 (Henry Prince).

      BEING the same lot, piece or parcel of surface land which was conveyed and released by the said Beaver Coal Corporation, Lessor herein, and the said Beckley Coal & Coke Company, to the Board of Education of the County of Raleigh, West Virginia, by deed dated October 20, 1933, and recorded in the Office of the Clerk of the County Court of said Raleigh County, in Deed Book No. 125, page 1.

      TRACT NO. 3: -- The surface only of that certain tract or parcel of land situated in the said County of Raleigh and State of West Virginia, on the waters of Big White Stick Creek, containing by estimation Ninety-seven one-hundredths (0.97) of an acre, more or less, and more particularly bounded and described as follows:

            BEGINNING at a stake in the boundary line of Tract 89 (James H.
      Cook), a common corner of Tract 189 (Andrew Davis), of Tract 189f (Andrew Davis) and of Tract 190a (Andrew Davis), as the said Tract 89, Tract 189, Tract 189f, Tract 190a, and all numbered and named Tracts hereinafter mentioned and described (except those Tracts acquired by the Beaver Coal Company and/or its successor the Beaver Coal Corporation since January 19, 1904,) are numbered, named and shown on a general map entitled "Map of Tracts of Land in Raleigh County, West Virginia, conveyed to the Beaver Coal Company by deeds dated January 19, 1904, from Piney Coal Company et al.," attached to and forming part of a certain deed dated January 19, 1904, from the White Stick Coal Company to the Beaver Coal Company, recorded in the Office of the Clerk of the County Court of Raleigh County, West Virginia, in Deed Book No. 29, page 1 etc.; said general map being on page 55 of said Deed Book No. 29: -- the said beginning point being also a common corner of the said tract of 231.6 acres in which the coal and other minerals were conveyed by the said William Prince and wife to the said The Crab Orchard Coal & Land Company, by the said deed dated October 25th, 1901, and recorded as aforesaid in Deed Book "W," at page 143, and of said Tract No. 1 above described; thence following the boundary line between the said tract of 231.6 acres and said Tract No. 1, N 55 degrees 22' W
      480.20 feet to a stake on the south bank of Big White Stick Creek; thence N 40 degrees 22" W 19.92 feet to a point in the southern surface right of way boundary line of the said Piney Creek Branch of the Chesapeake and Ohio Railway Company, said point being 50 feet, measured radially, from the center line of said railway as now located; thence leaving the boundary line between the said tract of 231.6 acres and said Tract No. 1, and passing into the said tract of 231.6 acres, following the said southern surface right of way boundary line, parallel to and 50 feet distant from the said center line as now located, curving to the south with a radius of 2696.07 feet, through an arc of 445.49 feet, (the chord of the arc bearing S 74 degrees 58' E, and being 444.96 feet in length,) to a stake; thence leaving the said southern surface right of way boundary line, S 7 degrees 10' W 174.00 feet to the point of beginning; CONTAINING by estimation 0.97 of an acre, more or less.

      (Most of the lands included in the boundaries of the tracts or parcels of land above described and designated as Tract No. 1, Tract No. 2 and Tract No. 3 were formerly held by the Beckley Coal & Coke Company as Lessee of the said Beaver Coal Corporation, Lessor herein, under a certain contract of lease between the Beaver Coal Company, predecessor in title of the Lessor herein, and one R. M. Oberteuffer, dated February 25, 1904, and recorded in the Office of the Clerk of the County Court of Raleigh County, West Virginia, in Deed Book No. 35, page 137, and assigned by the said R. M. Oberteuffer to the said Beckley Coal & Coke Company, by deed of assignment also dated February 25, 1904, and recorded in the Office of the Clerk of the County Court of said Raleigh County, in Deed Book No. 35, page 150, and certain other leases and other instruments supplemental thereto; and the said Beaver Coal Corporation had covenanted and agreed to lease to the said Beckley Coal & Coke Company the remainder of the said lands; and, by deed of assignment dated January 2, 1936, and intended forthwith to be recorded in the Office of the Clerk of the County Court of said Raleigh County, the said Beckley Coal & Coke Company, with the consent of the said Beaver Coal Corporation, expressed by joining in the said deed of assignment, granted, bargained, sold, conveyed, confirmed, assigned, transferred and set over unto the said The New River Company, Lessee herein, all the leasehold estates, titles, interests, property, rights, privileges, claims and demands, contractual and otherwise, of the said Beckley Coal & Coke Company, in and to the said lands, together with all buildings, structures, improvements, developments, fixtures, machinery, equipment, apparatus, appliances and supplies, and all other appurtenances, thereon or therein, and any and all other property of the said Beckley Coal & Coke Company, of any and every kind, nature, or character whatsoever; and by deed of release bearing even date herewith, the said The New River Company, Lessee herein, has released and surrendered to the said Beaver Coal Corporation, Lessor herein, all its said leasehold estates, titles, interests, property, rights, privileges, claims and demands, in consideration of the execution and delivery of this indenture of lease by the said Beaver Coal Corporation, as Lessor, to the said The New River Company, as Lessee.)

      FOR the purpose of more accurately defining the location and boundaries of the tracts or parcels of land and surface land above described and designated as Tract No. 1, Tract No. 2 and Tract No. 3, and hereby leased, and of the tracts or parcels of land and interests in land excepted and reserved therefrom, the Lessor has attached to this lease a special map of the said tracts or parcels of land, with the said exceptions noted thereon, entitled "Map of a Tract of 4095.34 Acres, and of Two Tracts or Parcels of Surface Land, Containing Respectively 240.88 Acres and 0.97 of an Acre, Leased by the Beaver Coal Corporation to The New River Company, with Certain Exceptions and Reservations, by Lease Dated the Second Day of January, 1936," which is made part hereof, and is to be taken and read as part of each of the descriptions hereinbefore set forth.

      AND the Lessor does hereby grant and give to the Lessee the sole and exclusive privilege of mining coal and making coke and other products of coal on the above-described premises during the continuance of this lease, and the privilege of using so much of the surface of the land and of the stone, sand, and water thereon as may be necessary for its mining and building purposes, and making coke and other products of coal on said premises, but for no other purpose;

      IT BEING UNDERSTOOD AND AGREED, HOWEVER, (1) That the Lessor shall and will not make any lease or use of the surface except for farming purposes, churches, schools, and such buildings as its interest may call for or suggest (the sale of merchandise being excepted), the cutting, manufacturing, and shipping of timber, and the proper handling of such other material and products as may be found or produced thereon; and (2) that the Lessor, its successors or assigns, shall not, in the use of the surface of the lands hereby leased or in the exercise of the rights hereby reserved with regard thereto, sell or knowingly permit the sale or introduction of any intoxicating liquors thereon:
PROVIDED, ALWAYS, That the Lessee shall at all times have the right to take for its use so much of any part of the surface now owned by the Lessor as may be needed for the proper conduct of its mining and coke operations, and so much of the timber as may be required for such purposes; it being understood and agreed that the Lessor, its agents or assigns, shall at all times during the operation of this lease have the right to cut and remove any and all timber the right to cut and use which is not hereby specifically granted to the Lessee.

      BUT IT IS EXPRESSLY UNDERSTOOD AND AGREED, That the rights and privileges herein granted are and shall be construed as limited to such rights and privileges only as the Lessor, as owner or grantor, possesses and has the lawful right to grant, and that where the Lessor owns the mineral right or the coal only, this lease shall not be construed as conveying or attempting to convey to the Lessee any rights and privileges in the surface, or timber rights, or any rights other than such as are granted to the Lessor in and by the deeds under which it claims the mineral right or the coal.

      THIS INDENTURE OF LEASE, HOWEVER, is subject to the following terms and conditions:

      FIRST. -- WHEREAS, there is already a mining plant or operation on the tract or parcel of land first above described and designated as Tract No. 1, and hereby leased; and there are certain other mining plants or operations in active operation on adjacent lands, formerly held under lease and operated by the Cranberry Fuel Company and the Mabscott Coal & Coke Company respectively, whose leasehold and other rights have been assigned to the Lessee herein; and in and by Article Fourteenth of this indenture of lease, the Lessor herein has granted to the Lessee herein its license and consent that the Lessee herein may mine and remove coal from the lands hereby leased by and through the said other mining plants or operations, and ship the said coal and the coke manufactured therefrom from the said other mining plants or operations, and conduct its mining operations on and in the lands hereby leased and the said adjacent leaseholds formerly of the said Cranberry Fuel Company and the said Mabscott Coal & Coke Company as one operation:

      NOW, THEREFORE, IT IS COVENANTED AND AGREED by and between the Lessor and the Lessee herein, as follows, to wit:

      (1) That the Lessee shall not be required to erect another mining plant or operation on the lands hereby leased, but that the said lands may be mined and operated from the mining plant or operation now on the said lands, and from the said mining plants or operations on the said adjacent lands.

      (2) That nothing contained in this Article shall or shall be construed to prevent the Lessee from erecting other mining plants or operations upon the lands hereby leased, or from occupying the surface of the said lands with such buildings or other structures as may be necessary or proper in the operation of the mining plant or operation now on the said lands, or of such other mining plants or operations as the Lessee may hereafter erect thereon.

      SECOND. -- That at all times during the continuance of this lease the mining operations on or in the leased premises, whether carried on from the mining plants or operations thereon, or from the mining plants or operations on the former leaseholds of the said Cranberry Fuel Company and/or the said Mabscott Coal & Coke Company, assigned to the Lessee as aforesaid, shall be energetically opened, developed and kept up, in order that, so long as fair prices are obtainable, the capacity of said operations for shipment shall be sufficient to meet the demands of the market to the fullest extent therefrom, and to use the cars, facilities, and transportation which are offered or provided by any railroad or railway company for such shipments therefrom, to the extent that the same can reasonably be done from the property hereby leased.

      THIRD. -- The Lessee shall pay to the Lessor, its successors and assigns, during the continuance of this lease, as rent, the following royalties; Ten cents for each and every ton of Two thousand (2000) pounds of coal mined, dug, or carried away from the lands hereinabove described, or used on the said lands for any other purpose than operating necessary mining and coking machinery; and Fifteen cents per ton for each and every ton of Two thousand (2000) pounds of coke made from coal from the said lands.

      The above rents to be paid and accounted for quarterly on the twentieth days of January, April, July, and October of each year for the three months immediately preceding the said months, respectively, each three months by themselves.

      The Lessee covenants and agrees to furnish to the Lessor, its agents or attorneys, at or before the payment of the said rents, the certificate of the weighmaster or the proper officer of the railroad or railway company over whose railroad the same is shipped, of the quantity of coal and coke taken from the said premises and passed over the said railroad during the preceding quarter; and if any coal or coke shall be taken away from or used upon the said premises and not weighed upon the scales of any railroad or railway company, the quantity shall be ascertained in a manner satisfactory to the Lessor and an account shall be rendered of the same. The Lessee covenants and agrees to conform to any and all other reasonable requirements of the Lessor to insure the accurate ascertainment of the weight of all coal taken from the premises, it being understood that no royalty shall be charged on coal used in running machinery connected with the mining of coal and manufacture of coke on the premises.

      The Lessee agrees and binds itself to pay to the Lessor, for each year during the continuance of this lease, an amount equal to the royalties which would accrue on one hundred and twenty-five thousand tons of coal annually as a minimum rental for amount of royalties under this lease, whether the quantity of coal mined and coke manufactured shall produce that amount of rental or not. But the Lessee, however, shall have the privilege of mining the next succeeding year free from royalty a sufficient amount of coal above the rental of the year to reimburse itself for the deficiency in the preceding year, but no payments in excess of the minimum of any one year shall be accredited against a deficiency in any subsequent year.

      IT IS DISTINCTLY UNDERSTOOD AND AGREED, HOWEVER, that should the failure of the Lessee to ship the required amount of coal or coke to realize the minimum rental or amount of royalties have been caused by the act, failure, or inability of the Chesapeake and Ohio Railway Company or any other railroad or railway company reasonably to furnish cars, facilities, or transportation, whether arising from the obligation of the said railroad or railway companies to other shippers or from strikes or from any other cause, or shall have been caused by illegal discrimination on the part of any of the said railroad or railway companies, or shall have been caused by a strike among the employees of the Lessee, or from any other cause not within the control of the Lessee, the Lessee shall be released from a proportionate part of such minimum rental or amount of royalties, but the burden of proof thereof shall be on the Lessee. The said equitable proportion, if it cannot be agreed upon, to be determined by arbitration in the manner provided in Article Twenty-third hereof.

      IT IS FURTHER UNDERSTOOD AND AGREED, That the tonnage royalties on coal mined from the lands above described and hereby leased, and shipped from the tipples at the plants on the former leaseholds of the said Cranberry Fuel Company and the said Mabscott Coal & Coke Company, and the coke made from coal so mined, and shipped from the said tipples, shall be treated as if mined by and through, manufactured at and shipped from the plant or plants on the lands hereby leased, in determining whether in any year there has been a deficiency in the minimum annual rental payable by the Lessee under this Article.

      FOURTH. -- And it is further agreed that the Lessee shall keep books of account for the mining and shipping of coal and for the making and shipping of coke and other products of coal, from each tipple from which the said coal or coke, or other product of coal, may be shipped; and said books shall be open for the inspection of the Lessor, its agents or attorneys, for the purpose of comparing and verifying the accounts rendered; and that the Lessee shall furnish to the Lessor daily separate written reports of (1) the coal mined from Tract No. 1 of the lands hereby leased, and from all other lands, respectively, and loaded into railroad cars at the tipple of the Lessee, and at each of the tipples on the former leaseholds of the said Cranberry Fuel Company and the said Mabscott Coal & Coke Company, respectively, and (2) the number of railroad cars so loaded at each of said plants, their initials, numbers and capacities; each such report to be on forms approved by the superintendent or managing officer of the Lessor.

      The Lessee shall also furnish to the Lessor on each day when shipments of coke or other products of coal are made from each said plant, a separate report giving similar information as to such shipments, on forms similarly approved.

      If the Lessee shall erect another mining plant or operation upon the lands hereby leased, the Lessee shall, as soon as the same is in active operation, furnish the Lessor a daily written report of all shipments of coal mined from Tract No. 1 of the lands hereby leased, and of all shipments of coke and other products of coal manufactured from coal so mined, loaded into railroad cars at the tipple at the said plant, giving the car numbers and their capacities.

      FIFTH. -- The Lessee hereby covenants that it will mine the coal from the No. 3 and No. 5 veins or seams of coal (now commonly known and designated as the Sewell and Beckley veins or seams of coal), and shall also mine the coal from any and all other veins or seams of coal found on the premises, the mining of the coal from each of said veins or seams to be carried on in such a way as to recover the greatest possible amount of coal from each and all of said veins or seams of coal and in such manner that the mining on any one of the said veins or seams shall not injure or destroy any other vein or seam of coal, or prevent the convenient and proper mining thereof. All the agreements, terms, conditions and stipulations, rents and royalties contained and retained herein shall refer to all of the said veins or seams of coal and the coal taken therefrom and the coke manufactured from said coal, but the Lessee shall not be obligated to mine any vein or seam of coal which is not commercially valuable. If the Lessee shall fail to mine any coal for the reason that it is not commercially valuable, the Lessor or other lessees shall have the right to mine the same without interference or hindrance on the part of the said Lessee, but in such a manner as not to interfere with the operations of the said Lessee hereunder.

      The Lessee also hereby covenants that it will work and mine the coal in the most effectual, workmanlike and proper manner, according to the most approved and suitable methods of modern mining, complying in every respect with the laws now existing or hereafter passed by the State of West Virginia, or of the United States, regulating the proper working of mines, by driving tunnels, drifts, gangways, and other necessary and appropriate openings to and in the aforesaid veins or seams of coal on the said land, with openings for airways or ventilating passages for keeping the mines in good working order, the said airways to be of sufficient size to contain an area of at least ten feet in width by the mining thickness of vein the whole distance, and the said gangways, drifts, and tunnels to be made on a suitable grade, without any unnecessary loss of level, for the proper drainage of the water and for hauling the coal by railroad out of the said mines. The said drifts and gangways shall be not less than four feet in height in the clear above the top of the railroads in the said mines, and not less than ten feet wide between the timbers at the bottom (which timbers are to be set with a proper slope), and with a sufficient gutter on the lower or dip side to convey away the water and keep the railroads dry: PROVIDED, That the size of the said vein be such as will in any way reasonably admit a gangway of the above-named size.

      SIXTH. -- The Lessee further covenants that it will drive the regular size of gangways and airways through such portions of said veins or seams of coal as may prove faulty or may not yield merchantable coal, or with the approval in writing of the superintendent or managing officer of the Lessor around the same, and will leave no more available coal in mining openings or workings than may be necessary and proper for their full security, but will leave pillars and supports of coal along the sides of the gangways and elsewhere as the superintendent or managing officer of the Lessor shall consider necessary for such security.

      SEVENTH. -- If the Lessee, on abandoning any room, working, or other opening, shall leave any available coal standing which, in the opinion of the superintendent or managing officer of the Lessor, is not necessary to be left for the proper security of the works, the said officer shall give the Lessee notice thereof, with directions to remove the same; and if the Lessee shall refuse to mine and take away the said coal according to the directions of the said officer, for the space of one week after such notice, then the Lessee shall forthwith submit the question whether the coal left is or is not necessary, as aforesaid, to arbitration as in Article Twenty-third hereof provided, and the arbitrators shall determine and report whether any, and if any, how much, available and merchantable coal has been left standing, which ought to have been mined and taken away; and unless the Lessee shall immediately mine the said coal, it shall pay to the Lessor within two weeks after such report a sum equal to the royalty for every ton of Two thousand (2000) pounds of available and merchantable coal left standing, which, according to the report of the said arbitrators, or a majority of them, ought to have been mined and taken away.

      EIGHTH. -- The Lessee further covenants that the Lessor, its superintendent or managing officer, agents, engineers, or other persons on their behalf, with their assistants, shall have the right to enter at all times the said mines and all other works, whether below or on the surface of the ground, in order to inspect, examine, survey, or measure the same or any part thereof, or for any other lawful purpose, and for these purposes to use freely the means of access to the said mines and works without hindrance or molestation.

      NINTH. -- It is further agreed that the Lessee shall at all times employ a competent mining engineer, whose duty it shall be to keep up mine surveys and give directions and courses of entries, rooms, and air-courses, and plat the same on a scale of one hundred feet to an inch, and send a map to the superintendent or managing officer of the Lessor on or before the twentieth days of January and July of all mine work done during the six preceding calendar months, in the area tributary to each of the plants of the Lessee from which coal mined from the lands hereby leased is shipped. If practicable, two or more such areas may be shown on one map. And the superintendent or managing officer of the Lessor shall have the privilege of keeping the said map or maps long enough to make the necessary copies, and shall at all times have access to the maps, plans, tracings, &c., of the Lessee, and may take therefrom copies of such portions as he may desire.

      In case the Less shall drill boreholes on or in the lands hereby leased, or any lands adjacent thereto, for the purpose of testing any vein or seam of coal in the lands hereby leased, or for the purpose of ascertaining whether there are in the lands hereby leased any other veins or seams of coal of minable thickness and merchantable value other than the said No. 3 and No. 5 veins or seams of coal, or for any other purpose, the Lessee shall furnish to the Lessor the logs of all such boreholes, as the drilling proceeds, and shall permit the superintendent, engineer, or other authorized representative of the Lessor to inspect the cores of all such boreholes, as the work proceeds, before they are broken up, and to take notes of the information contained therein. And to effect the purposes of this paragraph, the Lessee shall give the Lessor ten days' written notice of its intention to drill any such borehole, and of the location thereof, and of the time when drilling will begin, and shall also give the Lessor daily written notice of the progress of the drilling, and shall preserve the cores until the superintendent or managing officer of the Lessor, or its agents, or employees, shall have had a reasonable time to inspect them, and take notes thereof.

      TENTH. -- The Lessee agrees to pay all taxes that may be assessed against the premises hereby leased and the improvements thereon, or upon the coal mined or coke manufactured during the continuance of this lease, and also all other assessments by court or operation of law whatsoever, when and as the same shall become due.

      ELEVENTH. -- In any question of damage to the surface of the lands hereby leased, where the mineral right only is owned by the Lessor, the Lessee assumes all responsibility without claim upon the Lessor except to its assistance and support in the proper defense of all mining rights and privileges covered by its titles, the Lessee bearing all costs and expenses, legal or otherwise, connected therewith.

      TWELFTH. -- It is further agreed that all rents and royalties herein agreed to be paid shall be deemed and treated as rents reserved upon contract by the Lessor, who reserves to itself all rights and remedies of landlords under all present and future laws of the State of Virginia for the collection of the same; and if any of the rents and royalties shall remain unpaid for fifteen days after the same become due and payable, as before provided, the Lessor shall have the right to enforce the payment of the same by the remedies given by law to landlords against delinquent tenants for non-payment of rent; and it is further agreed that not only the personal property shall be subject to distress as contemplated and directed by law, but also the Lessor may enter upon the leasehold and sell the same or any part thereof, together with the improvements thereon, for the default in the payment of the rents and royalties as aforesaid.

      At any sale of this lease or leasehold, or any part thereof, under this clause, the Lessor shall have the right to become the purchaser thereof, free from any and all claims of the Lessee.

      The Lessor shall also have the right of re-entry by reason of any rent or royalty being in arrear, or by reason of any breach of any covenant herein, in the same manner and with the same effect as is now or hereafter may be provided under the laws of West Virginia.

      THIRTEENTH. -- The Lessee further covenants and agrees that it will not mortgage, nor will it assign, convey, lease, underlet, sublet, or set over any of its estate, interest, or term, in whole or in part, in the premises hereby leased or their appurtenances, or any part thereof, to any person or persons whomsoever, or corporation whatsoever, for any time whatsoever, without the license or consent of the Lessor, its successors and assigns, in writing; and any transfer by operation or process of law shall be deemed an assignment by the Lessee within the meaning of this provision and a violation of this covenant.

      The Lessor, however, shall have the right at its option to accept or approve any assignment, conveyance, lease, or subletting in violation of this covenant, but should the Lessor, upon receiving notice of any such breach or violation of this covenant, not approve the same, the Lessor may, by notice in writing, declare a forfeiture of this lease, and thereupon may exercise its right of re-entry and repossession of its estate.

      FOURTEENTH. -- WHEREAS, Notwithstanding Articles Thirteenth and Fifteenth of the above-recited contract of lease dated February 25, 1904, the said Beckley Coal & Coke Company and the Lessee herein, with the consent of the said Beaver Coal Company and the Lessor herein, have permitted the Cranberry Fuel Company and the Mabscott Coal & Coke Company, both corporations incorporated, organized and existing under and by virtue of the laws of the State of West Virginia, and operators of coal mines in lands held by them under lease, adjacent to the lands above described and hereby leased, to mine and remove coal from those portions of the lands above described and hereby leased to which the lands so leased to and operated by the said Cranberry Fuel Company and the said Mabscott Coal & Coke Company are adjacent, from their plants or operations on said adjacent lands, -- the plants of the said Cranberry Fuel Company being located at Sprague, West Virginia, Skelton, West Virginia, and Cranberry, West Virginia, and the plant of the said Mabscott Coal & Coke Company being located at Mabscott, West Virginia, -- and to ship the coal so mined and the coke made therefrom from the tipples at the said plants; paying to the said Beaver Coal Company and to the Lessor herein the same tonnage royalties on the said coal and coke as were payable by the said Beckley Coal & Coke Company under the terms of the leases hereinbefore recited:

      AND WHEREAS, The leaseholds and the leasehold rights of the said Cranberry Fuel Company and the said Mabscott Coal & Coke Company have been assigned to the Lessee herein; and in and by the above-recited deed of assignment between the said Beckley Coal & Coke Company, the said The New River Company and the Lessor herein, dated January 2, 1936, the Lessor herein granted its license and consent in writing to the said The New River Company, as assignee of the said Cranberry Fuel Company and of the said Mabscott Coal & Coke Company, to continue to mine, as aforesaid, the coal in the lands above described and hereby leased, and to ship the said coal and the coke made therefrom, as aforesaid, from the tipples at said plants on adjacent lands, with certain rights and privileges, and under and subject to certain conditions set forth at large in the said deed of assignment; and the Lessee herein desires to continue mining coal in the lands hereby leased from the said mining plants or operations on the said adjacent lands, and has requested the Lessor herein to grant its license and consent in writing to the continuance of the said mining, and the Lessor is willing to grant the said request:

      NOW, THEREFORE, The Lessor herein, in accordance with and as required by the preceding Article Thirteenth of this indenture of lease, does hereby grant to the Lessee its license and consent in writing, that the Lessee, as assignee of the said Cranberry Fuel Company and the said Mabscott Coal & Coke Company, may continue to extend the mine workings tributary to the aforesaid plants at Sprague, Skelton, Cranberry and Mabscott, into the lands above described and hereby leased, and may ship the coal mined from the said workings, and coke manufactured from the coal so mined, from the tipples at the said plants, and also may use the entries, haulways, airways, drainage ways and other mine workings in the lands hereby leased for the transportation of coal mined from the said adjacent lands, and of mine supplies, material, equipment and employees, to and from the tipples at the plants located as aforesaid at Sprague, Skelton, Cranberry and Mabscott, and for the purpose of ventilating and draining the mine workings in the said adjacent lands, without the payment of any tolls or other charges therefor; and, subject to the provisions of this lease, may conduct its mining operations in the lands hereby leased, and in the former leaseholds of the Cranberry Fuel Company and the Mabscott Coal & Coke Company, as one operation; but only and solely upon the following conditions, a breach of any of which shall render the license and consent hereby granted null and void, and shall reinstate the said Article Thirteenth of this indenture of lease in full force and effect in all respects, and make the said operations of the Lessee, as assignee of the said Cranberry Fuel Company and the said

Mabscott Coal & Coke Company, in the lands hereby leased, subject to the prohibitions of the said Article; which said conditions are as follows:

      (1) That the operations of the Lessee, as assignee of the said Cranberry Fuel Company and the said Mabscott Coal & Coke Company, in the lands above described and hereby leased, shall be subject to the supervision and control of the superintendent or managing officer of the Lessor, as fully and to the same extent as the operations of the Lessee under this lease.

      (2) That in the conduct of its operations in the lands above described and hereby leased, the Lessee, as assignee of the said Cranberry Fuel Company and the said Mabscott Coal & Coke Company, shall comply with and be subject to all the provisions of this lease, as fully and to the same extent as in its operations under this lease.

      (3) That the Lessee shall pay to the Lessor, on all coal mined from the lands hereby leased, but shipped from the tipples of the Lessee at Sprague, Skelton, Cranberry and Mabscott, the tonnage royalties provided in and by Article Third of this indenture of lease.

      (4) That the license and consent hereby granted shall not and shall not be construed as a waiver of any of the terms and provisions of Articles Thirteenth and Seventeenth of this lease, otherwise or further than is expressly set forth in this Article; but that in all respects, other than as to the operations of the Lessee as assignee of the said Cranberry Fuel Company and the said Mabscott Coal & Coke Company, said Articles Thirteenth and Seventeenth of this lease shall be and remain in full force and effect, as if the said license and consent had not been granted.

      FIFTEENTH. -- The Lessee may, subject to the provisions of the Statutes of West Virginia, and to the supervision and control of the State Department of Mines and of the superintendent or managing officer of the Lessor, to the extent hereinbefore provided, (1) mine and remove the coal from those portions of the lands above described and hereby leased which are adjacent to the former leaseholds of the said Cranberry Fuel Company and the said Mabscott Coal & Coke Company, assigned to the Lessee as aforesaid, up to the common boundary lines between said Lands and the said former leaseholds of the said Cranberry Fuel Company and the said Mabscott Coal & Coke Company, and (2) mine and remove all of the coal from the said former leaseholds of the said Cranberry Fuel Company and the said Mabscott Coal & Coke Company, up to the said common boundary lines.

      SIXTEENTH. -- At the termination of this lease otherwise than by forfeiture, all the improvements belonging to the Lessee upon the surface of the premises hereby leased shall be valued by two disinterested persons, one to be chosen by each of the parties hereto, and in case of disagreement, these two to choose a third, and the three thus chosen shall value the said improvements; and the Lessor shall have the privilege of purchasing said improvements at such valuation within thirty days after notice of such valuation. If the Lessor shall not within said thirty days accept said improvements at such valuation, the Lessee shall have the privilege of removing the same from the leased premises within ninety days from the expiration of said thirty days.

      SEVENTEENTH. -- No coal other than that mined from the property hereby leased (except as is provided in Article Fourteenth hereof) shall be moved over or through, or shipped therefrom without the Lessor's written consent.

      EIGHTEENTH. -- The Lessee shall not sell or knowingly permit the sale or introduction of any intoxicating liquors upon the lands hereby leased.

      NINETEENTH. -- This lease is to be subject at all times to such rights of way, and modifications thereof, as may be necessary in the construction of railroads or tramways which may be needed in the development of other coal and timber lands belonging to the Lessor.

      TWENTIETH. -- It is hereby expressly agreed that all of the preceding covenants and agreements and stipulations to be kept and performed by the Lessee shall inure to the benefit of the Lessor, its successors and assigns, and that the Lessor, its successors and assigns, may by proper action, either at law or in equity, enforce any and all of said covenants and agreements on the part of the Lessee, and recover damages for the breach thereof, with or without determining this indenture or the lease hereby made.

      TWENTY-FIRST. -- The Lessee shall have the right at the expiration of the said thirty years to renew this lease with the terms, stipulations, and conditions as above, provided the Lessee shall have complied with or performed all of the conditions, covenants, agreements, and stipulations to be by it complied with or performed.

      TWENTY-SECOND. -- The Lessee further covenants and agrees that in case of failure on its part to comply with the provisions of Article Seventh hereof, any coal lost thereby shall be paid for in the same manner as though actually mined.

      TWENTY-THIRD. -- Should any question arise between the parties hereto as to the performance by the Lessee of the First, Second, Third, Fifth, Sixth, Seventh, Ninth, Fourteenth, Nineteenth and Twenty-second Articles hereof, or of any of them, or of any covenant contained in said Articles, or any of them, every such question shall be determined by arbitration in the manner provided for in this Article; and the Lessee hereby covenants with the Lessor to comply with and carry out promptly the decision or award of any and every arbitration appointed under the said or any other Articles of this lease. Questions in dispute to be determined by arbitration hereunder shall be submitted to two arbitrators, one of whom shall be appointed by each of the parties hereto respectively, and in case the two thus chosen cannot agree, they shall appoint a third; and in case either of the parties hereto shall neglect to nominate an arbitrator for the space of ten days after receiving notice from the other party to nominate an arbitrator, then the other party shall nominate two, and the two thus appointed shall appoint a third, and the decisions and awards of such arbitrators, or any two of them, shall be final and conclusive and binding upon the parties hereto. And the said arbitrators, or any two of them, may, in their decision or award, as part thereof, decide by whom the costs of such arbitration shall be borne and paid, and the amounts of such costs.

      TWENTY-FOURTH. -- Nothing herein contained shall be or deemed to be, on the part of the Lessor, a covenant for title, express or implied, except to this extent only, that the Lessor will warrant specially the property hereby leased for the term hereby created. BUT IT IS UNDERSTOOD

AND AGREED that the Lessor shall and will assist and support in the defense of the title to the property hereby demised and (subject to the provisions of Article Eleventh hereof) in the defense of the mining rights and privileges of the Lessee hereunder.

      IN WITNESS WHEREOF, The parties hereto have hereunto caused this indenture of lease, in two uniform originals, to be signed in their respective corporate names by their respective Presidents or Vice-Presidents, and the respective corporate seals of said corporations, attested by the signatures of their respective Secretaries or Assistant Secretaries, to be hereto affixed, the day and year first above written; but with delivery thereof made, and this instrument going into effect on the 30th day of June, 1936, immediately after the delivery made on said date prior to the delivery of this instrument of an assignment to said The New River Company by Beckley Coal & Coke Company in dissolution liquidation of a prior lease of the premises held by said Beckley Coal & Coke Company and concurrently with the delivery of a release by The New River Company of its rights as such assignee under said prior lease.

                                                 Beaver Coal Corporation,
[Beaver Coal Corporation                         By
     Corporate Seal                                 E. T. STOTESBURY
          1931                                                 President.
       Delaware]
                            Attest:
                                   C. T. BACH
                                                    Secretary.

                                                 THE NEW RIVER COMPANY,
[The New River Company                           By
         1906]                                      ROBERT H. GROSS.
                                                               Vice President.
                            Attest:
                                   WILLIAM S. ROONEY
                                                Assistant Secretary.

      In the original lease here follows a map entitled:

      "Map of a Tract of 4095.34 Acres, and of Two Tracts or Parcels of Surface Land, Containing Respectively 240.88 Acres and 0.97 of an Acre, Leased by the Beaver Coal Corporation to The New River Company, with Certain Exceptions and Reservations, by Lease Dated the Second day of January, 1936."

STATE OF PENNSYLVANIA,  ) TO WIT:
COUNTY OF PHILADELPHIA, )

      I, Read Rocap, a Notary Public of said County of Philadelphia, in and for the State and County aforesaid, do certify that E. T. Stotesbury, President of the Beaver Coal Corporation, who signed the writing above, bearing date the Second day of January, 1936, for said Beaver Coal Corporation, has this day in my said County, before me, acknowledged the said writing to be the act and deed of said corporation.

      Given under my hand and official seal, this Ninth day of June, 1936.

 [Read Rocap                                   READ ROCAP
Notary Public,                                                    Notary Public.
 Philada. Pa.]                            My commission expires March 18, 1937.

STATE OF MASSACHUSETTS, ) TO WIT:
COUNTY OF SUFFOLK,      )

      I, Addison C. Burnham, a Notary Public of said County of Suffolk, in and for the State and County aforesaid, do certify that Robert H. Gross, Vice President of The New River Company, who signed the writing above, bearing date the Second day of January, 1936, for said The New River Company, has this day in my said County, before me, acknowledged the said writing to be the act and deed of said corporation.

      Given under my hand and official seal, this 30th day of June, 1936.

[Addison C. Burnham                         ADDISON C. BURNHAM
   Commonwealth                                                   Notary Public.
     U. S. A.                               My commission expires July 29, 1938.
   Massachusetts
  Notary Public]

            OFFICE OF THE CLERK OF THE COUNTY COURT OF RALEIGH COUNTY, WEST VIRGINIA, JULY 30, 1936.

      The foregoing instrument of writing, together with the certificates of acknowledgment thereon, was this day presented in said office and admitted to record.

                                                           HARRY ANDERSON,
                                                                          Clerk.

      Recorded in Lease Record No. 8, page 163.

                               AMENDMENT OF LEASES

      THIS IS AN AMENDMENT OF LEASES, dated and effective as of August 1, 1975, although executed by the parties at a later date, by and between BEAVER COAL COMPANY, LIMITED, a limited partnership, hereinafter sometimes called the "Lessor", and WESTMORELAND COAL COMPANY, a Delaware corporation, hereinafter sometimes called the "Lessee".

                                   BACKGROUND

      A. By Indenture of Lease dated June 25, 1908, which is of record in the Office of the Clerk of the County Commission of Raleigh County, West Virginia, in Deed Book No. 41, at page 263, Beaver Coal Company, a corporation, demised, leased and let to New River Coal and Coke Company, a corporation, for coal mining purposes a certain parcel of land as therein described, which Indenture of Lease has since been renewed, supplemented and modified and, as so renewed, supplemented and modified, is hereinafter referred to as "Tams Lease".

      B. By Indenture of Lease dated August 14, 1908, which is of record in said Clerk's Office in Deed Book No. 41, at page 84, said Beaver Coal Company demised, leased and let to MacAlpin Coal Company, a corporation, for coal mining purposes a certain parcel of land as therein described, which Indenture of Lease has since been renewed, supplemented and modified and, as so renewed, supplemented and modified, is hereinafter referred to as "MacAlpin Lease".

      C. By Indenture of Lease dated January 2, 1936, which is of record in said Clerk's Office in Lease Book No. 8 at page 163, Beaver Coal Corporation, a corporation, demised leased and let to The New River Company, a corporation, for the purpose of mining coal and making of coke and other products of coal certain lands as therein described, which said Indenture of Lease has since been renewed, supplemented and modified and, as so renewed, supplemented and modified, is hereinafter referred to as "New River-Beaver Lease."

      D. Lessor herein is the successor in title to Beaver Coal Company and to Beaver Coal Corporation.

      E. Lessee herein is the successor in title, as to the leases, to New River Coal and Coke Company, to MacAlpin Coal Company and to The New River Company, all by virtue of various conveyances, transfers, assignments and mergers.

      F. Beaver Coal Company, Limited is now the Lessor and Westmoreland Coal Company is now the Lessee in the Tams Lease, MacAlpin Lease and New River-Beaver Lease, hereinafter collectively referred to as the "Three Leases", and the parties hereto desire further to supplement the terms and provisions of each of the Three Leases in the manner and form as hereinafter set forth so as to modify certain terms thereof.

                                   AGREEMENTS

      Intending to be legally bound and in consideration of the several covenants, promises and agreements of the parties herein contained, the parties hereto agree that the Tams Lease, the MacAlpin Lease and the New River-Beaver Lease, as the same now are, are each further amended and supplemented effective August 1, 1975 in accordance with the following agreements of the parties hereto:

      1. SEAMS OF COAL SUBJECT TO LEASE. Each of the Three Leases is hereby amended to provide that all rights granted Lessee to mine coal, bone, middlings, gas and any other products with respect to which Lessee has rights under each such lease or any of them ("gas" being defined in paragraph 2 below and all such products being hereinafter called "Leased Minerals"), including without limitation the right to mine by strip mining and auger mining methods, and all undertakings of Lessee so to do, shall be applicable to all seams of coal in the Leased Premises lying above and including the No. 3 vein or seam of coal, sometimes known and designated as the Pocahontas No. 3 vein or seam, as well as each seam or vein of coal beneath said No. 3 vein or seam which may be close enough to such No. 3 vein or seam so that the said vein or seam beneath such No. 3 vein or seam can or should, in accordance with approved and suitable methods of modern mining, be mined with such No. 3 vein or seam as a single "full seam" operation. The term "Leased Premises" wherever it appears herein shall be construed to mean, with respect to each of the Three Leases, the premises leased by each such lease. Lessee shall have no further rights in or obligations with respect to Leased Minerals in seams or veins other than those seams or veins set forth in this paragraph. Lessee's obligations shall extend only to "mineable and merchantable coal" as defined in paragraph 5 below, and shall be subject to the limitations set forth in the Three Leases. Lessor, as the owner of the Leased Premises, retains all rights not granted to Lessee in the Three Leases as hereby amended, including (i) the right to explore for and mine (directly or through other lessees or assignees) coal in veins or seams lying below the No. 3 vein or seam except as above described and (ii) following notice from Lessee to Lessor pursuant to paragraph 5 below of the exhaustion of coal under any of the Three Leases and the consequent release of Lessee from further obligations to mine coal thereunder, the right to explore for and mine such coal as may in fact remain. Subject to and in accordance with the provisions of paragraph 12 hereof, Lessor shall be entitled to request and obtain such rights with respect to the surface and other portions of the Leased Premises as it may need in order to explore for and mine and ship such coal, provided that such rights do not unreasonably interfere with Lessee's existing or contemplated mining operations or, after the exhaustion of the coal, Lessee's remaining rights to occupy and use the Leased Premises.

      2. GAS RIGHTS GRANTED. Each of the Three Leases is hereby amended and supplemented to provide that Lessor grants to Lessee the right to take from the Leased Premises and produce gas found in any of the seams of coal mined or to be mined by Lessee in the Leased Premises, and to store such gas upon or under the Leased Premises and remove such gas from the Leased Premises; together with such rights of way and servitudes on, over and through the Leased Premises as may be incident and appropriate to the production and marketing of such gas by methods acceptable in the industry; except, however, that this further lease for gas purposes is made under and subject to any rights which Lessor or its predecessors in title may have granted to third parties by written instrument prior to the effective date of this Amendment of Leases. Nothing herein contained shall grant to Lessee any right to take from the Leased Premises or produce gas except that which is found in seams of coal mined under any of the Three Leases.

      3. ROYALTY. Lessee's sole obligation to pay rent or royalties under each of the Three Leases shall be and hereby is limited to the obligations set forth below in paragraph 9 and to the following:

         (a) On or before the twenty-fifth (25th) day of each calendar month, Lessee shall pay to Lessor a production royalty in an amount equal to three and one-quarter percent (3 1/4%) of the Selling Price, as hereinafter defined, of all Leased Minerals (including gas) mined at any time from the Leased Premises and sold during the immediately preceding calendar month; provided, however, that the royalty shall be four percent (4%) of the Selling Price of all metallurgical and steam coal mined by strip-mining or auger-mining methods from
(i) the Beckley seam of coal and (ii) the Welch or Raleigh seam of coal which is located between the Sewell seam and the Beckley seam, under the Tams and MacAlpin Leases (but this higher royalty shall apply only to those coals in those seams under those leases and not other Leased Minerals mined in any fashion under any of the Three Leases). Sales by Lessee, of the type currently being made by Lessee, of refuse materials not sold or used for fuel, such as red dog, shall not be deemed sales of Leased Minerals under this paragraph. The term "Selling Price", whenever it appears herein, shall mean the aggregate gross price paid by each purchaser to Lessee (without deduction for commissions or costs of sale), provided that if the terms of any sales contract or arrangement between Lessee and any purchaser require the payment by such purchaser to Lessee (as a part of the purchase price) of amounts equal to any one or more of the charges set forth below, there shall be deducted (for the purpose of determining the Selling Price on which the percentage royalty is computed) from the gross price paid by such purchaser the sum of the following amounts: (i) the West Virginia retail sales tax; (ii) the amount of any federal, state or local tax, charge or fee on any Leased Minerals, or their mining, severance, production or sale, less the amount of such tax, charge or fee, if any, in effect on November l, 1975, (iii) the amount of any payments to any union or employee welfare, retirement or similar fund, less the amount of such payments, if any, which would have been payable (whether or not actually paid) had the requirements in effect for such products mined and sold November 1, 1975 been applicable and
(iv) the amount of any payments required by law, collective bargaining agreement or labor contract to be paid into any fund now or hereafter established for the health of employees, or their safety or compensation for injury, damage or the like, less the amount of such payments, if any, required under the laws, collective bargaining agreements and labor contracts in force on November 1, 1975. Nothing in the foregoing provisions shall be construed to relieve Lessee of its obligation under the law or under any of the Three Leases to pay any taxes.

         (b) At the date of execution of this Amendment of Leases the aggregate number of acres in the Tams Lease is 2809.26, in the MacAlpin Lease 2492.23 acres and in the New River-Beaver Lease 4096.31 acres. [It is understood that an acre of surface and all subsurface below it is a single acre, regardless of the number of seams or amount of coal therein.] Lessee shall pay to Lessor, as a minimum rental for each year under each of the Three Leases, an amount equal to Twenty-five Dollars ($25) times the aggregate number of acres held under such lease on the last day of such year. A "year" for the purposes of this paragraph 3 shall commence on August 1. However, such minimum rental shall be payable under each of the Three Leases only in the amount, if any, by which it exceeds the sum of (i) all production royalties paid or payable under subparagraph (a) above for that year with respect to that lease, and (ii) all production royalties paid or payable under subparagraph (a) above for that year with respect to the other two of the Three Leases in excess of the minimum rentals required for that year under such other two leases and (iii) after Lessee has given the notice called for in the third sentence of paragraph 5 below with respect to that lease, all wheelage royalties paid or payable under paragraph 9 for that year with respect both to that lease, and, if that lease is the Tams or MacAlpin Lease, to the other as well. Payment of any amount payable under this subparagraph (b) shall be made on or before the twenty-fifth (25th) day of August following the year ending on the prior July 31.

            Lessee shall be entitled to credit all such minimum rentals paid under any of the Three Leases for all prior years beginning on or after August 1, 1975, and not previously so credited, against production royalties payable under subparagraph 3(a) under either that lease or any of the other two of the Three Leases, provided that such credit taken in any one month shall not exceed 50% of the production royalties payable with respect to that month under subparagraph 3(a).

            Should any failure of Lessee to ship the required amount of Leased Minerals to realize the minimum rental have been caused by the act, failure, or inability of the Chesapeake and Ohio Railway Company or any other railroad or railway company reasonably to furnish cars, facilities, or transportation, whether arising from the obligation of the said railroad or railway companies to other shippers or from strikes or from any other cause, or shall such failure have been caused by illegal discrimination on the part of any of the said railroad or railway companies, or shall such failure have been caused by a strike among the employees of Lessee, or from any other cause not within the control of Lessee, Lessee shall be released from a proportionate part (to the area affected and to the time involved) of such minimum rental, but the burden of proof thereof shall be on Lessee. If such proportionate part cannot be agreed upon, it shall be determined by arbitration in the manner provided in paragraph 13 below.

      4. ROYALTY ADJUSTMENT. Promptly following execution of this Amendment of Leases, Lessee shall pay to Lessor an amount equal to the difference between royalties theretofore paid and royalties payable under paragraph 3 above, for Leased Minerals shipped from the Leased Premises under each of the Three Leases between August 1, 1975 and the date of execution of this Amendment of Leases. Lessor and Lessee agree that the total of such differences for all Three Leases with respect to Leased Minerals shipped during the period from August 1, 1975 to and including October 31, 1975 is Two Hundred Fifty Thousand Dollars ($250,000).

      5. TERM. The term of each of the Three Leases is hereby amended to terminate on any July 31 after all mineable and merchantable coal shall have been mined and removed from the Leased Premises as Lessee may by at least three months' prior written notice designate to Lessor, provided, that each of the Three Leases shall terminate no later than August 1, 1995. "Mineable and merchantable coal" as used in this Amendment of Leases means coal which can be mined and marketed at a reasonable profit to Lessee at the time such coal is reached in the course of Lessee's mining operation by the use of practical and efficient machinery, facilities, methods and management. Lessee shall notify Lessor in writing whenever in its judgment all mineable and merchantable coal has been exhausted with respect to any of the Three Leases. Unless within ninety
(90) days thereafter Lessor objects in writing and requests arbitration of the issue of exhaustion under paragraph 13 below, Lessee shall be released and forever discharged from all obligations to mine coal under that lease. However, notwithstanding such notice and release, Lessee's rights to lease, occupy and use the premises and all of its obligations (other than its obligation to mine coal) as Lessee thereunder shall continue until the termination of that lease under this paragraph and paragraph 6 below.

      6. RENEWAL. Lessee shall have the right to renew each of the Three Leases for a further period to terminate at such time after all mineable and merchantable coal shall have been mined from the Leased Premises (whether that occurs before or after August 1, 1995) as Lessee may designate by written notice at any time during the renewal term, provided that the renewal term shall terminate no later than thirty (30) years from August 1, 1995. The renewal of each of the Three Leases shall be upon the terms and conditions of such lease, as hereby amended, modified and supplemented, in effect on that date, except that during such renewal term the royalty called for by subparagraph 3(a) above and by paragraph 9 below shall be a percentage of the Selling Price equal to the higher of either (i) three and one-quarter percent (3 1/4%) in the case of subparagraph 3(a), and one-quarter of one percent (1/4%) in the case of paragraph 9, or (ii) the percentage equal to the average production royalty rate for similar Leased Minerals in the case of subparagraph 3(a) above, and the average wheelage royalty rate for similar Leased Minerals in the case of paragraph 9 below, being negotiated and agreed to between lessors and lessees similarly situated in the area of the Leased Premises at or about August 1, 1995. If on August 1, 1995 Lessor and Lessee have not agreed upon such average royalty rates or any of them, such average royalty rate or rates as have not been agreed upon shall be determined by arbitration in accordance with paragraph 13 below.

      Lessee may exercise the right of renewal herein granted by written notice delivered to Lessor not later than August 1, 1994, stating Lessee's intention to renew and specifying which one or more of the Three Leases it elects to renew. The right of renewal contained in this paragraph shall constitute Lessee's sole right of renewal under each of the Three Leases. Lessee shall not have the foregoing right to renew as to any of the Three Leases (i) which has terminated prior to August 1, 1995 under paragraph 5 above, or (ii) under which on that date Lessee is in default and has had the opportunity to cure such default under paragraph 8 below and has failed to do so (unless the issue of such default is in arbitration or other litigation, in which event this clause (ii) shall not apply).

      7. PAST DUE ROYALTIES. Any rental or royalty due and owing under one or more of the Three Leases and payable by reason of facts expressly disclosed by Lessee to Lessor or otherwise known to Lessor shall be payable to Lessor only upon the condition that Lessor shall have made specific written demand therefor within two years following the day on which the facts giving rise to a claim for any such rental or royalty are disclosed or made known to Lessor. Upon the expiration of such period Lessor shall be estopped from invoking any remedy with respect thereto under any of the Three Leases or as may otherwise be provided by law or custom for the collection of monies owed unless the written demand called for under this paragraph shall theretofore have been made upon Lessee.

      8. LESSEE'S OPPORTUNITY TO CURE DEFAULT. Each of the Three Leases is hereby amended and supplemented to provide that unless a longer period is provided by another provision thereof Lessor may invoke any remedy available to it thereunder on account of default by Lessee only if, prior thereto, (a) ten days have passed since receipt by Lessee of Lessor's written notice specifying such default and demanding its cure and (b) Lessee has not cured, or undertaken initial steps to cure within a reasonable time, such default. Lessee shall not be deemed to be in default by reason of non-compliance with any law, regulation, rule or standard promulgated for the protection of the environment, reclamation of lands or mine health or safety during any time such law, rule, regulation or standard is the subject of good faith challenge by Lessee or by another or if Lessee has undertaken reasonable steps to comply with such law, rule, regulation or standard within a reasonable time.

      9. WHEELAGE. Each of the Three Leases is hereby amended to provide that Lessor grants unto Lessee the right to transport over, under, across and through the premises leased under any of the Three Leases (i) any Leased Minerals mined from the premises leased under any other of the Three Leases, and (ii) any coal, bone, middlings, gas and other products similar to the Leased Minerals and mined from lands other than the Leased Premises (herein called "Outside Minerals"), and the further right to process and market any such other Leased Minerals and Outside Minerals upon and from any of the Leased Premises, provided however that on the twenty-fifth (25th) day of each month Lessee shall pay to Lessor a royalty for any such Outside Minerals equal to one-quarter of one percent (1/4%) of the Selling Price, as defined in subparagraph 3(a) above, of such Outside Minerals.

      Lessor hereby consents to the commingling of Leased Minerals mined from the Leased Premises with Outside Minerals and to the tippling and shipping of same on and from the Leased Premises; Lessee hereby covenants and agrees to and with Lessor that it will conform to any and all reasonable requirements of Lessor to insure the accurate ascertainment of a quantity of (a) Leased Minerals and (b) Outside Minerals.

      10. ASSIGNMENT BY LESSEE. Each of the Three Leases may be assigned by Lessee to any entity with which Lessee merges or is consolidated or, so long as Lessee remains liable for performance by lessee thereunder, to any entity controlled by or controlling Lessee. Otherwise, Lessee may not assign any of the Three Leases except to an entity controlling, controlled by, or under common control with Lessee, the responsibility of which shall be established to Lessor's satisfaction, which satisfaction shall not be unreasonably denied. Any question as to the reasonableness of Lessor's denial of its satisfaction as to the responsibility of an assignee or proposed assignee under this paragraph shall be determined in accordance with paragraph 13 below.

      11. RELEASE OF TIMBER RIGHTS. Lessee hereby releases any right, heretofore granted Lessee under any of the Three Leases, to cut and take for Lessee's use any timber from the Leased Premises, provided, however, that this paragraph shall not be construed to restrict or in any way limit Lessee's right to remove any timber or other vegetation which may interfere with Lessee's mining operations. Any question as to the right of Lessee to remove timber or other vegetation under any one or more of the Three Leases shall be determined in accordance with paragraph 13 below.

      12. RELEASE OF SURFACE. Upon Lessor's request, Lessee shall release all of its rights and interests under any one or more of the Three Leases to any portion of surface lands in the Leased Premises, provided that such surface lands are not, in Lessee's reasonable opinion, necessary to Lessee's existing or contemplated mining operations. Any question as to the reasonableness of Lessee's failure or refusal to release its rights or interests to surface lands under this paragraph shall be determined by arbitration in accordance with paragraph 13 below. The release by Lessee of its rights and interests to surface lands pursuant to this paragraph shall reduce the acreage subject to minimum annual rental under subparagraph 3(b) above by twenty-five dollars ($25) for each acre of surface lands so released if Lessee thereafter has no further rights to any Leased Minerals beneath such surface. Lessee shall have the right to include in its release of surface a release of all rights to Leased Minerals thereunder, thereby qualifying such release for the foregoing reduction of minimum annual rental. Lessee shall receive no other consideration for any such release.

      13. ARBITRATION. Should any dispute arise between the parties hereto under paragraphs 1, 3, 5, 6, 10, 11 and 12 above, or of any of them, or of any covenant contained in said paragraphs, or any of them, every such dispute shall be determined by arbitration in the manner provided for in this paragraph 13 and Lessee and Lessor hereby covenant with each other to comply with and carry out promptly the decision or award of any and every arbitration rendered under this paragraph. Either party may demand arbitration with respect to any such dispute at any time. The party making such demand shall in writing specify the issues to be submitted to arbitration and at the same time choose and nominate some disinterested competent person to act as an arbitrator; thereupon, within ten
(10) days after receipt of such written notice, the other party shall in writing choose and nominate a disinterested and competent arbitrator and the two arbitrators so chosen shall forthwith select a third arbitrator, giving written notice to both parties of the choice so made and fixing a place and time for meeting not later than thirty (30) days thereafter, at which both parties may appear and be heard touching such controversy. In case the notified party shall neglect or refuse to choose and nominate an arbitrator within the time herein specified, or in case the two chosen by either method herein provided shall fail to agree upon a third arbitrator, then such arbitrator shall in each case, upon application of either party, be named by the person (or any one of the persons) who may then be holding the office of Senior Judge of the United States District Court in and for the district in which the Leased Premises are located, or the person holding the office which corresponds to such office as now extant if it shall then have been abolished. The decision of said arbitrators shall be made in writing within thirty (30) days after the completion of hearings thereon, and when signed by a majority of them shall be final and conclusive upon both parties, as to the facts found therein, and the award so made shall be forthwith complied with. The expense of any such arbitration, including reasonable compensation for the arbitrators, shall be paid by the party against which the award therein shall be made, or as otherwise determined by the arbitrators. Compliance with this agreement to arbitrate shall be a condition precedent to any right of action hereunder, and this agreement to arbitrate shall be specifically enforceable under the prevailing arbitration law and judgment may be entered upon the award rendered by the arbitrators in accordance with applicable law in any court having jurisdiction thereof.

      14. ADDITIONAL REPORTS FROM LESSEE. In addition to the reports and information which the Lessee is required to furnish to Lessor under each of the Three Leases, with respect to the Leased Minerals mined, shipped or sold from the Leased Premises or Other Minerals transported over, under, through or across the same, Lessee shall be obligated to report to Lessor all information, facts and figures necessary for the determination of the "Selling Price" of such Leased Minerals and Outside Minerals and of the royalty due under subparagraph 3(a) hereof or the wheelage payments due under paragraph 9. Lessee shall use its best efforts to cause any carrier transporting Leased Minerals and Outside Minerals from the Leased Premises to send reports directly to Lessor with respect to the quantities shipped and transported.

      15. RELEASE. Lessor hereby releases and forever discharges Lessee, its successors and assigns, from all claims (a) which Lessor has at any time heretofore asserted or in any manner brought to Lessee's attention (including, without limitation, all claims asserted by Lessor in the pending lawsuit between it and Lessee), and (b) which Lessor has not asserted but which are or would be based upon facts of which Lessor or any of its agents, representatives or attorneys now has or heretofore has had knowledge, and (c) which Lessor ever had, now has, or which it or its successors or assigns hereafter may have for any reason or cause arising prior to the date of this Amendment of Leases, excepting as to this clause (c) any claim based substantially on facts which Westmoreland Coal Company or any subsidiary of it (but not their predecessors) is determined to have intentionally and with fraudulent intent concealed from or misrepresented to Lessor.

      For the purpose of this paragraph "all claims" shall include all manner of actions and causes of action, suits, disputes, judgments, claims and demands whatsoever in law or equity, especially those arising out of the Three Leases or any of them, and all other transactions between the parties hereto relating to the mining or sale of any Leased Minerals and Outside Minerals.

      16. HEADINGS. The headings preceding the text of the paragraphs hereof are inserted solely for convenience of reference and shall not constitute a part of this Amendment of Leases nor shall they affect its meaning, construction or effect.

      17. CONFIRMATION OF THE THREE LEASES. Each of the Three Leases, as heretofore amended, renewed and supplemented, is hereby ratified and confirmed and shall remain in full force and effect except as specifically herein amended or supplemented. In case any provision contained in this Amendment of Leases shall conflict with any other provision of one or more of the Three Leases, as between the two the provisions contained in this Amendment of Leases shall prevail.

      IN WITNESS WHEREOF, the Lessor has caused this Amendment of Leases to be signed in its name by its General Partner, Beaver Management Corporation, in its corporate name, by its President, or presiding officer, and the corporate seal of said General Partner, attested by the signature of the Secretary, to be hereto affixed, and the Lessee has caused its name to be signed by its President and its corporate seal, attested by the Secretary, to be hereto affixed in several counterparts, each of which shall be deemed an original, on this 10th day of February, 1976.

                                             BEAVER COAL COMPANY, LIMITED

                                             By its General Partner
                                             BEAVER MANAGEMENT CORPORATION

                                             By /s/ Orville H. Bullitt
                                                --------------------------------
                                                President

(CORPORATE SEAL)

Attest:

/s/
--------------------------------
Secretary

                                             WESTMORELAND COAL COMPANY

                                             By: /s/ E.B. Leisenring, Jr.
                                                 -------------------------------
                                                 President

(CORPORATE SEAL)

Attest:

/s/
--------------------------------
Secretary

STATE OF PENNSYLVANIA               :
COUNTY OF PHILADELPHIA              :  SS

      I, Harry J. Byerly, Jr., a Notary Public in and for the County of Philadelphia and the Commonwealth of Pennsylvania, do certify that ORVILLE H. BULLITT, President of Beaver Management Corporation, General Partner of Beaver Coal Company, Limited, who signed the writing above, bearing date as of the first day of August, 1975, for the said BEAVER MANAGEMENT CORPORATION, General Partner of BEAVER COAL COMPANY, LIMITED, has this day, in my said County, before me, acknowledged the said writing to be the act and deed of said corporation.

      Given under my hand and official seal, this 10 day of February, 1976.

                                             /s/ Harry J. Byerly, Jr.
                                                --------------------------------
                                                        NOTARY PUBLIC

STATE OF PENNSYLVANIA               :
COUNTY OF PHILADELPHIA              :  SS

      I, Marguerite K. Smith, a Notary Public in and for the County of Philadelphia and the Commonwealth of Pennsylvania, do certify that E. B. LEISENRING, JR., who as President signed the foregoing writing bearing date as of the first day of August, 1975, for WESTMORELAND COAL COMPANY, a corporation, has this day, in my said County, before me, acknowledged the said writing to be the act and deed of said corporation.

      Given under my hand and official notarial seal, this 4th day of February, 1976.

                                        /s/ Marguerite K. Smith.
                                            -------------------------------
                                                   NOTARY PUBLIC

                                        My Commission Expires November 10, 1979

                          THIS INSTRUMENT PREPARED BY:

      Minturn T. Wright, III                 John Ames Ballard
      Dechert Price & Rhoads                 Drinker Biddle & Reath
      3400 Centre Square West     and        1100 Philadelphia National
      1500 Market Street                     Bank Building
      Philadelphia, Pa. 19102                Broad & Chestnut Streets
                                             Philadelphia, Pa. 19107


OFFICE OF THE CLERK OF THE COUNTY COMMISSION
OF RALEIGH COUNTY, WEST VIRGINIA Feb. 19, 1978

      The foregoing Instrument of Writing, together with the certificate of acknowledgment thereon, was this day presented in said office and admitted to record.

Ret. To: John L. McClaugherty                /s/ Elinor Hurt
Jackson Kelly                                -----------------------------------

                               AMENDMENT OF LEASE

      THIS IS AN AMENDMENT OF LEASE, dated and effective as of August 1, 1986, although executed by the parties at a later date, by and between BEAVER COAL COMPANY, LIMITED, a limited partnership, hereinafter referred to as "Beaver", and WESTMORELAND COAL COMPANY, a Delaware corporation, hereinafter referred to as "Westmoreland".

      WHEREAS, by several Indentures of Lease, as amended, supplemented and renewed from time to time, including without limitation, an Amendment of Leases dated and effective as of August l, 1975, Beaver (or its predecessors in title) has leased to Westmoreland (or its predecessors in title) certain coal, surface lands and mining rights in various lands located in Raleigh County, West Virginia; and

      WHEREAS, by a Termination Agreement dated as of the 30th day of November, 1982, Westmoreland released and surrendered to Beaver all its rights, title and interest in and to certain documents specified therein pertaining to certain of such coal, surface lands and mining rights and Beaver accepted such release and surrender; and

      WHEREAS, Westmoreland specifically excepted and reserved from such release and surrender all its rights, title and interest in, to and under that certain Indenture of Lease dated January 2, 1936 (covering the mining of coal seams in 4337.19 acres), as amended and supplemented, including but not limited to amendments and supplements effected by five (5) documents listed in such Termination Agreement; and

      WHEREAS, the referenced Indenture of Lease dated January 2, 1936, as amended and supplemented, is sometimes known as the "New River-Beaver Lease"; and

      WHEREAS, Beaver and Westmoreland have agreed to amend or supplement certain terms and provisions (including but not limited to minimum rental obligations) of the New River-Beaver Lease.

      NOW, THEREFORE, Westmoreland and Beaver, intending to be legally bound, do hereby agree as follows:

      1. Notwithstanding anything to the contrary either in the Amendment of Leases dated and effective as of August 1, 1975, or in any other document effecting the New River-Beaver Lease (whether or not listed in the August 1, 1975 Amendment of Leases), the minimum rental due under the New River-Beaver Lease shall be calculated as follows:

            - An amount equal to Twenty-Two Dollars and Fifty Cents ($22.50) times the aggregate number of acres held by Westmoreland under the New River-Beaver Lease on July 31, 1986, for the lease year beginning August 1, 1986;

            - An amount equal to Twenty Dollars ($20.00) times the aggregate number of acres held by Westmoreland under the New River-Beaver Lease on July 31, 1987, for the lease year beginning August 1, 1987;

            - An amount equal to Seventeen Dollars and Fifty Cents ($17.50) times the aggregate number of acres held by Westmoreland under the New River-Beaver Lease on July 31, 1988, for the lease year beginning August 1, 1988;

            - An amount equal to Fifteen Dollars ($15.00) times the aggregate number of acres held by Westmoreland under the New River-Beaver Lease on July 31, 1989, for the lease year beginning August 1, 1989; and

            - An amount equal to Twelve Dollars and Fifty Cents ($12.50) times the aggregate number of acres held by Westmoreland under the New River-Beaver Lease on July 31, 1990, for the lease year beginning August l, 1990.

      On or before August 1, 1991, the parties agree to negotiate in good faith to determine the minimum rental to be applicable for the lease year beginning August 1, 1991, and all subsequent years during the remaining term of the New River-Beaver Lease. In the event the parties fail to negotiate the minimum rental to be applicable for the lease year beginning August l, 1991, and for all subsequent years during the remaining term of the New River-Beaver Lease, it is agreed that the minimum rental provided for in the Amendment of Leases dated August l, 1975, shall be the applicable minimum rental for the lease year beginning August l, 1991, and for all subsequent years during the remaining term of the New River-Beaver Lease.

      In the event Westmoreland resumes coal production from the New River-Beaver Lease, then the applicable specified production royalty and/or wheelage royalty due Beaver from Westmoreland shall be increased by one-fourth (1/4) of one percent (1%) until all reduction in the minimum rental (as provided for in Paragraph 1 above) have been fully recouped or "made up" by Beaver at which time the increase in the production royalty and/or wheelage royalty provided for in this Paragraph 2 shall immediately cease.

      2. All the economic terms of the New River-Beaver Lease, as amended and supplemented (and particularly as amended and supplemented by this Amendment of Lease) shall not be subject to negotiation or renegotiation as a condition to Beaver's consent to an assignment of all or any part of Westmoreland's estate, rights, title or interest in, to or under the New River-Beaver Lease, as amended and supplemented.

      Except as specifically amended or supplemented herein, the New River-Beaver Lease, as amended and supplemented, shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment of Lease effective as of August 1, 1986.

                                             BEAVER COAL COMPANY, LIMITED
                                             By its General Partner

                                             BEAVER MANAGEMENT CORPORATION

                                             By /s/ Paul M. Ingersoll
                                                --------------------------------
                                                President

ATTEST:

/s/ A.J. Drexel Paul, Jr.
--------------------------------
Secretary

                                             WESTMORELAND COAL COMPANY

                                             By /s/ Pemberton Hutchinson
                                                --------------------------------
                                                Pemberton Hutchinson, President

ATTEST:

/s/ W.E. Bradshaw
--------------------------------
    W. E. Bradshaw, Secretary

STATE OF PENNSYLVANIA

COUNTY OF PHILADELPHIA, to-wit:

      The foregoing instrument was acknowledged before me this 10th day of November, 1986 by Paul M. Ingersoll and A.J. Drexel Paul, Jr., President and Secretary, respectively, of BEAVER MANAGEMENT CORPORATION, the General Partner of BEAVER COAL COMPANY, LIMITED, a Limited Partnership, on behalf of the Limited Partnership.

      My Commission Expires:      May 9, 1990

                                             /s/ Joseph G. Kern
                                             -----------------------------------
                                             Notary Public

COMMONWEALTH OF PENNSYLVANIA

COUNTY OF PHILADELPHIA, to-wit:

      The foregoing instrument was acknowledged before me this 17th day of July, 1987, by Pemberton Hutchinson, President and W. E. Bradshaw, Secretary of WESTMORELAND COAL COMPANY, a corporation, on behalf of the corporation.

      My Commission Expires:    April 3, 1989

                                             /s/ Lillian Zebuski
                                             -----------------------------------
                                             Notary Public

                               AMENDMENT OF LEASE

      THIS IS AN AMENDMENT OF LEASE, dated and effective as of August 1, 1991, although executed by the parties at a later date, by and between BEAVER COAL COMPANY, LIMITED, a limited partnership, hereinafter referred to as "Beaver", and WESTMORELAND COAL COMPANY, a Delaware corporation, hereinafter referred to as "Westmoreland".

      WHEREAS, by several Indentures of Lease, as amended, supplemented and renewed from time to time, including without limitation, an Amendment of Leases dated and effective as of August 1, 1975, and an Amendment of Lease dated and effective as of August 1, 1986, Beaver (or its predecessors in title) has leased to Westmoreland (or its predecessors in title) certain coal, surface lands and mining rights in various lands located in Raleigh County, West Virginia; and

      WHEREAS, the referenced Indenture of Lease dated January 2, 1936, as amended and supplemented, is sometimes known as the "New River-Beaver Lease"; and

      WHEREAS, Beaver and Westmoreland have agreed to amend or supplement certain terms and provisions (including but not limited to minimum rental obligations) of the New River-Beaver Lease.

      NOW THEREFORE, Westmoreland and Beaver, intending to be legally bound, do hereby agree as follows:

      1. Notwithstanding anything to the contrary either in the Amendment of Leases dated and effective as of August 1, 1975, or the Amendment of Lease dated and effective as of August 1, 1986, or in any other document affecting the New River-Beaver Lease (whether or not listed in the August 1, 1975, Amendment of Leases or the Amendment of Lease dated and effective as of August 1, 1986), the minimum rental due under the New River-Beaver Lease shall be calculated as follows:

            - an amount equal to Twelve Dollars and Fifty Cents ($12.50) times the aggregate number of acres held by Westmoreland under the New River-Beaver Lease on July 31, 1991, for the lease year beginning August 1, 1991, and continuing through the lease year beginning August 1, 2000.

      2. On or before August 1, 2001, the parties agree to negotiate in good faith to determine the minimum rental to be applicable for the lease year beginning August 1, 2001, and all subsequent years during the remaining term of the New River-Beaver Lease. In the event the parties fail to negotiate the minimum rental to be applicable for the lease year beginning August 1, 2001, and for all subsequent years during the remaining term of the New River-Beaver Lease, it is agreed that the minimum rental provided for in the Amendment of Leases dated August 1, 1975, shall be the applicable minimum rental for the lease year beginning August 1, 2001, and for all subsequent years during the remaining term of the New River-Beaver Lease.

      3. In the event Westmoreland resumes coal production from the New River-Beaver Lease, then the applicable specified production royalty and/or wheelage royalty due Beaver from Westmoreland shall be increased by one-fourth (1/4) of one percent (1%) until all reduction in the minimum rental (as provided for in Paragraph 1 above, below that provided under the terms of the New River-Beaver Lease prior to August 1, 1986) have been fully recouped or "made up" by Beaver at which time the increase in the production royalty and/or wheelage royalty provided for in this Paragraph 3 shall immediately cease.

      4. Paragraph 5 of the Amendment of Leases dated August 1, 1975 is amended by deleting the words "August 1, 1995" at the end of the first sentence thereof and substituting therefor the words "July 31, 2015."

      5. Paragraph 6 of the Amendment of Leases dated August 1, 1975 is amended by deleting the words "August 1, 1995" as they appear in two places in the first sentence of the first subparagraph thereof, at the end of the second sentence of the first subparagraph thereof, at the beginning of the last sentence of the first subparagraph thereof, and in the last sentence of the second subparagraph thereof and substituting in each place therefor the words "July 31, 2015". Said paragraph 6 is further amended by deleting the words "thirty (30)" in the first sentence of the first subparagraph thereof and substituting therefor the words "fifteen (15)" and by deleting the words "August 1, 1994" in the first sentence of the second subparagraph thereof and substituting the words "August 1, 2014".

      6. All the economic terms of the New River-Beaver Lease, as amended and supplemented (and particularly as amended and supplemented by this Amendment of Lease) shall not be subject to negotiation or renegotiation as a condition to Beaver's consent to an assignment of all or any part of Westmoreland's estate, rights, title or interest in, to or under the New River-Beaver Lease, as amended and supplemented.

      Except as specifically amended or supplemented herein, the New River-Beaver Lease, as amended and supplemented, shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment of Lease effective as of August 1, 1991.

                                             BEAVER COAL COMPANY, LIMITED
                                             By its General Partner

                                             BEAVER MANAGEMENT CORPORATION

                                             By /s/ Paul M. Ingersoll, President
                                                --------------------------------

ATTEST:

/s/ A.J. Drexel Paul, Jr.
---------------------------------
Secretary

                                             WESTMORELAND COAL COMPANY

                                             By /s/ Pemberton Hutchinson
                                                --------------------------------

ATTEST:

/s/ Philip D. Weinstock
--------------------------------

STATE OF PENNSYLVANIA

COUNTY OF PHILADELPHIA, to-wit:

      The foregoing instrument was acknowledged before me this 13th day of January, 1992, by Paul M. Ingersoll and A.J. Drexel Paul, Jr., President and Secretary, respectively, of BEAVER MANAGEMENT CORPORATION, the General Partner of BEAVER COAL COMPANY, LIMITED, a Limited Partnership, on behalf of the Limited Partnership.

      My Commission Expires:     May 31, 1994

                                             /s/ Joseph G. Kern
                                             -----------------------------------
                                             Notary Public/Joseph G. Kern

COMMONWEALTH OF PENNSYLVANIA

COUNTY OF PHILADELPHIA, to-wit:

      The foregoing instrument was acknowledged before me this 6th day of January, 1991, by Pemberton Hutchinson, President and Philip D. Weinstock, __________ Secretary of WESTMORELAND COAL COMPANY, a corporation, on behalf of the corporation.

      My Commission Expires:    May 10, 1993

                                             /s/ Lillian Zebuski
                                             -----------------------------------
                                             Notary Public

                                   ACCEPTANCE

      Pine Valley Coal Company, Inc. ("Pine Valley") hereby assumes all of the covenants, obligations and liabilities, except as to any Retained Liabilities in the Asset Purchase Agreement of even date hereof, and agrees to perform all of the covenants contained in the Lease dated January 2, 1936 between Beaver Coal Company, Limited and Westmoreland Coal Company's predecessors in title ("Westmoreland") together with all amendments thereto in accordance with the terms and conditions of the Asset Purchase Agreement.

      This Acceptance shall be effective from and after October 31, 1994.

      IN TESTIMONY WHEREOF, Pine Valley Coal Company, Inc. has caused its name to be signed hereto by its proper officer, thereunto duly authorized, on the 31st day of October, 1994.

                                             PINE VALLEY COAL COMPANY, INC.

                                             By  /s/ Bruce Sparks
                                                 -------------------------------
                                                 Name  Bruce Sparks
                                                 Title President

      THIS AGREEMENT OF CONSENT is made and entered into effective as of the 28th day of October, 1994, by and among WESTMORELAND COAL COMPANY, a Delaware corporation authorized to do business in the State of West Virginia, hereinafter referred to as "Westmoreland", BEAVER COAL COMPANY, LIMITED, a limited partnership formed and existing under and by virtue of the Uniform Limited Partnership Act (as adopted by the Commonwealth of Pennsylvania), hereinafter referred to as "Beaver", and PINE VALLEY COAL COMPANY, INC., a West Virginia corporation, hereinafter referred to as "Pine Valley".

                                   WITNESSETH:

      WHEREAS, Westmoreland's predecessors in title and Beaver have previously entered into a Lease as of January 2, 1936, which Lease has from time to time been amended (hereinafter referred to as "Coal Lease"), and

      WHEREAS, Westmoreland wishes to assign its rights and obligations under the Coal Lease to Pine Valley, and Beaver is willing to consent thereto on the terms and conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises,

      1. Beaver hereby consents to the assignment by Westmoreland of all of Westmoreland's right, title, and interest in and to the Coal Lease to Pine Valley on the condition that Pine Valley agrees upon such assignment to assume full responsibility for performance of all of the terms, conditions, and obligations, past, present, and future, of "Lessee" thereunder and to be liable for any nonperformance of the same, and further upon such assignment and assumption, Beaver hereby releases Westmoreland from all liabilities, responsibilities and obligations under the Coal Lease.

      2. Beaver and Westmoreland acknowledge that the Coal Lease is duly executed, validly existing, and enforceable in accordance with its terms, and Beaver and Westmoreland have no knowledge of any default by any party to the Coal Lease or any event which with notice or the passage of time or both would constitute such a default thereunder.

      3. This consent of Beaver shall not be construed as a waiver of the right of Beaver to deny any future assignment of the Coal Lease.

      4. This Agreement shall be effective when executed by and delivered to all parties but may be executed in counterpart with the same effect as if executed by all parties on one agreement.

      WITNESS the following signatures of duly authorized officers of these parties, all as of the 28th day of OCTOBER, 1994.

                                             BEAVER COAL COMPANY, LIMITED
                                             BY ITS GENERAL PARTNER
                                             BEAVER MANAGEMENT CORPORATION

                                             By: /s/ Paul M. Ingersoll
                                                 -------------------------------
                                                 Its President

                                             PINE VALLEY COAL COMPANY, INC.

                                             By: /s/ Bruce Sparks
                                                 -------------------------------
                                                 Name: BRUCE SPARKS
                                                 Title PRESIDENT

                                             WESTMORELAND COAL COMPANY

                                             By: /s/ Ronald W. Stucki
                                                 -------------------------------
                                                 Name  RONALD W. STUCKI
                                                 Title SR.  VICE PRESIDENT

COMMONWEALTH OF PENNSYLVANIA

COUNTY OF PHILADELPHIA, TO-WIT:

      I, Joseph G. Kern, a Notary Public of the said County of Philadelphia, in and for the State and County aforesaid, do certify that Paul M. Ingersoll, President of BEAVER MANAGEMENT CORPORATION, a corporation, General Partner of Beaver Coal Company, Limited, who signed the writing above, bearing the 28th day of October, 1994, for the said Beaver Management Corporation, General Partner of Beaver Coal Company, Limited, has this day in my said County, before me, acknowledged said writing to be the act and deed of said corporation.

      GIVEN under my hand and official seal, this 28th day of October, 1994.

                                             /s/ Joseph G. Kern
                                             -----------------------------------
                                             Notary Public

My Commission Expires:

May 9, 1998

STATE OF PENNSYLVANIA

COUNTY OF PHILADELPHIA, TO-WIT:

      I, Celestine S. Wanamaker, a Notary Public of the said County of Philadelphia, in and for the State and County aforesaid, do certify that Bruce Sparks, President of PINE VALLEY COAL COMPANY, INC., who signed the writing above, bearing the 28th day of October, 1994, for the said Pine Valley Coal Company, Inc., has this day in my said County, before me, acknowledged said writing to be the act and deed of said corporation.

      GIVEN under my hand and official seal, this 28th day of October, 1994.

                                             /s/ Celestine S. Wanamaker
                                             -----------------------------------
                                             Notary Public

My Commission Expires:

June 20, 1994

STATE OF PENNSYLVANIA

COUNTY OF PHILADELPHIA, TO-WIT:

      I, Celestine S. Wanamaker, a Notary Public of the said County of Philadelphia, in and for the State and County aforesaid, do certify that Ronald
W. Stucki, Sr. Vice President of WESTMORELAND COAL COMPANY, who signed the writing above, bearing the 28th day of October, 1994, for the said Westmoreland Coal Company, has this day in my said County, before me, acknowledged said writing to be the act and deed of said corporation.

      GIVEN under my hand and official seal, this 28th day of October, 1994.

                                             /s/ Celestine S. Wanamaker
                                             -----------------------------------
                                             Notary Public

My Commission Expires:

June 20, 1996

                            INSTRUMENT OF ASSIGNMENT

      WHEREAS, pursuant to the Asset Purchase Agreement dated as of October 28, 1994, (the "Agreement") between Westmoreland Coal Company, a Delaware corporation ("Seller") and Pine Valley Coal Company, Inc., a West Virginia corporation ("Buyer"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller does hereby sell, assign, transfer, convey and deliver unto Buyer, its successors and assigns, each and all of the Assets (as such term is defined in the Agreement), intending hereby to convey all of the right, title and interest of Seller therein; provided, however, as to any lease, contract, agreement, or other authorization included in the Assets which cannot be sold, transferred, assigned, conveyed or delivered effectively without the consent of a third party, which consent has not been obtained, this instrument shall be of no force or effect until such requisite consent is obtained, whereupon this instrument shall become of full force and effect with respect thereto.

      Seller hereby covenants and agrees to and with Buyer, its successors and assigns, to do, execute, acknowledge and deliver to, or to cause to be done, executed, acknowledged and delivered to, Buyer, its successors and assigns, all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances that may be reasonably requested by Buyer for the better selling, assigning, transferring, conveying, delivering, assuring and confirming to Buyer, its successors or assigns, any or all of the Assets.

      This Instrument of Assignment shall be binding upon the successors and assigns of Seller and shall inure to the benefit of the successors and assigns of Buyer. Each capitalized term used herein but not defined herein is used as defined in the Agreement.

      IN WITNESS WHEREOF, Seller has caused this Instrument of Assignment to be duly executed and delivered this 31st day of October, 1994.

                                         WESTMORELAND COAL COMPANY

                                         By /s/ Ronald W. Stucki
                                            ------------------------------------
                                            Name  Ronald W. Stucki
                                            Title Sr. Vice President Operations

                           OPTION TO LEASE COAL LANDS

      THIS OPTION TO LEASE COAL LANDS (this "Option"), made as of the 1st day of April, 1995, by and between BEAVER COAL COMPANY, LIMITED, a Pennsylvania limited partnership, hereinafter referred to as "Beaver", and PINE VALLEY COAL COMPANY, INC., a West Virginia corporation, hereinafter referred to as "Pine Valley".

      WHEREAS, by an Indenture of Lease, dated January 2, 1936, as amended, supplemented and renewed from time to time, including without limitation, an Amendment of Lease dated and effective as of August 1, 1975, and an Amendment of Lease dated and effective as of August 1, 1986, and an Amendment of Lease dated and effective as of August 1, 1991 (the "Lease"), Beaver (or its predecessors in title) leased to Westmoreland Coal Company (or its predecessors in title) certain coal, surface lands and mining rights in various lands located in Raleigh County, West Virginia (the "Leased Property"); and

      WHEREAS, by Instrument of Assignment, dated October 28, 1994, Westmoreland Coal Company assigned all of its right, title and interest in and to the Leased Property unto Pine Valley; and

      WHEREAS, Beaver is the owner of additional tracts or parcels of coal property and mining rights in Raleigh County, West Virginia that are not part of the Leased Property; and

      WHEREAS, Beaver and Pine Valley desire to enter into an agreement under which Pine Valley will acquire an option to lease all seams of coal below the Beckley seam, which can be mined by the deep mining method from said additional tracts or parcels of coal property and mining rights.

      NOW, THEREFORE, in consideration of the sum of TEN DOLLARS ($10.00) cash in hand paid, the receipt and sufficiency of which is hereby acknowledged by Beaver, and in further consideration of Pine Valley's agreement to furnish Beaver with the data described in paragraph 5 hereof, Beaver does hereby grant, convey and deliver unto Pine Valley the sole and exclusive right, privilege and option to lease (the "Option") certain tracts or parcels of coal property and related mining rights which now owns in Raleigh County, West Virginia (the "Option Property") as shown on the Option Property Map is attached hereto and made a part hereof as "Exhibit A".

      1. TERM. The Option shall become effective upon the date hereof and expire twelve (12) months thereafter (the "Option Period").

      2. EXERCISE OF OPTION. The Option may be exercised by Pine Valley on or before the expiration of the Option Period by mailing written notice to Beaver identifying those tracts or parcels which Pine Valley wishes to lease. Notice shall be addressed to Beaver at:

                           __________________
                           __________________
                           __________________
                           __________________

Notice shall be sufficient if delivered in person or by certified/registered mail. The signed, registered receipt shall be conclusive evidence of such delivery.

      Upon the exercise of the Option by Pine Valley, Pine Valley shall thereafter hold the relevant portion of the Option Property for the period and upon the terms and conditions of the Lease without the need of any further instrument or document being executed by the parties hereto. The Advance Minimum Royalty due under the Lease shall then be increased by an amount equal to the additional acre multiplied by the per acre rate due Beaver under the Lease.

      3. RIGHTS OF PINE VALLEY UNDER OPTION. During the Option Period, Pine Valley shall have the right, at its costs, to examine, explore, prospect, drill, test and evaluate, as it deems appropriate, the Option Property. Pine Valley and its agents and representatives shall have access to all books, records, maps, drill records and other information and data in the possession of Beaver relating to the Option Property.

      4. RECORDS. Upon the request of Beaver, Pine Valley will furnish Beaver with a copy of all engineering reports, geologists reports and all other exploratory information regarding the Option Property obtained by it during the Option Period.

      5. INDEMNIFICATION. Pine Valley shall indemnify and hold harmless, Beaver of and from any liability, loss or claim for damages or injuries resulting from or occasioned by the operations of Pine Valley on the Option Property during the Option Period.

      IN WITNESS WHEREOF, the parties have caused this Option to be executed as of the day and year first above written.

                                                BEAVER COAL COMPANY, LIMITED
                                                BY ITS GENERAL PARTNER
                                                BEAVER MANAGEMENT CORPORATION

                                                By:  /s/ Paul M. Ingersoll
                                                     ---------------------------
                                                Its: President

                                                PINE VALLEY COAL COMPANY, INC.

                                                By:  /s/ Richard B. Bolen
                                                     ---------------------------
                                                Its: President

COMMONWEALTH OF PENNSYLVANIA,
COUNTY OF PHILADELPHIA, to-wit:

      The foregoing instrument was acknowledged before me this 10th day of April, 1995, by Paul M. Ingersoll, the President, of BEAVER MANAGEMENT CORPORATION, a corporation, General Partner of Beaver Coal Company, Limited, as its duly authorized agent.

      My commission expires:

                                                 /s/ Joseph G. Kern
                                                 -------------------------------

STATE OF WEST VIRGINIA,
COUNTY OF MONONGALIA, to-wit:

      The foregoing instrument was acknowledged before me this 6th day of April, 1995, by Richard B. Bolen, the President, of PINE VALLEY COAL COMPANY, INC., a corporation, as its duly authorized agent.

      My commission expires:                     August 5, 1997

                                                 Vaughn R. Miller
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